Exhibit 10.2

DEALER MANAGER AGREEMENT

June 22, 2026

Chauner Securities, Inc.

666 Dundee Road, Suite 903

Northbrook, IL 60062

Core University Living Real Estate Income Trust, a Maryland statutory Trust (the “Trust”), that intends to satisfy the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification and taxation of the Trust as a real estate investment trust (“REIT”), is conducting a continuous private offering (the “Offering”) in accordance with Rule 506(b) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), of common shares of beneficial interest, par value $0.01 per share (the “Shares”), which may consist of Class A Shares, Class D Shares, Class E Shares, Class F-D Shares, Class F-I Shares, Class F-S Shares, Class I Shares and Class S Shares, as set forth in the Trust’s Declaration of Trust, dated February 2, 2026 (as amended, restated and/or supplemented, from time to time, the “Declaration of Trust”). Chauner Securities, Inc., as the managing dealer (the “Dealer Manager”), and the Participating Distribution Agents (defined below) will solicit subscriptions pursuant to which investors will invest in Shares, from time to time. Such solicitations will be made by the Dealer Manager and any Participating Distribution Agent on a “best efforts” basis. Investments will be solicited only to persons who are “accredited investors” within the meaning of Regulation D under the Securities Act and pursuant to the laws, rules, and regulations applicable to the offer and sale of Shares in any applicable non-U.S. jurisdiction; provided, however, that investments may only be solicited to “accredited investors” outside the United States with the prior written consent of the Trust.

The Shares will be issued and sold at the offering prices per Share set forth in the confidential private placement memorandum dated as of June 2026 (as amended or supplemented from time to time, the “Private Placement Memorandum”) pursuant to a primary offering and the Trust’s distribution reinvestment plan (the “DRIP Shares”). In connection with the Offering, the minimum purchase by any one person shall be as set forth in the Private Placement Memorandum (except as otherwise indicated in any letter or memorandum from the Trust to the Dealer Manager).

The Trust is offering eight classes of Shares: Class A Shares, Class D Shares, Class E Shares, Class F-D Shares, Class F-I Shares, Class F-S Shares, Class I Shares and Class S Shares. The differences between the classes of Shares and the eligibility requirements for each class are described in detail in the Private Placement Memorandum. The Shares are to be offered and sold as described under the caption “Plan of Distribution” in the Private Placement Memorandum. Class F-D Shares, Class F-I Shares and Class F-S Shares will be sold during the Founder Share Offering Period (as defined in the Private Placement Memorandum) and in limited circumstances after the Founder Share Offering Period, each as described in the Private Placement Memorandum. Except as otherwise agreed by the Trust and the Dealer Manager, Shares sold through the Dealer Manager are to be sold through the Dealer Manager, as the dealer manager, and broker-dealers (“Participating Broker-Dealers”) with whom the Dealer Manager has entered into a selected dealer or other agreement with the Dealer Manager related to the distribution of Shares substantially in the form attached as Exhibit A hereto or such other form as approved by the Trust (each, a “Participating Dealer Agreement”). The Dealer Manager may also enter into (i) participating adviser agreements in such form as shall be pre-approved in writing by the Trust (each, a “Participating Adviser Agreement”) with registered investment advisers (“Participating Advisers”) registered with the Securities and Exchange Commission (the “SEC”) and (ii) participating bank agreements in such form as shall be pre-

approved in writing by the Trust (each, a “Participating Bank Agreement,” and together with the Participating Dealer Agreement and Participating Adviser Agreement, each, a “Participating Distribution Agreement”) with properly licensed financial intermediaries (“Participating Banks,” and together with Participating Dealers and Participating Advisers, “Participating Distribution Agents”) related to the distribution of Shares.

The purchase price per Share will vary and will generally equal to the Trust’s prior month’s net asset value (“NAV”) per Share applicable to the class of Shares being purchased (as calculated in accordance with the procedures described in the Private Placement Memorandum), or at a different offering price made available to investors in cases where the Trust believes there has been a material change to the NAV per Share since the end of the prior month (the “transaction price”), plus in either case any applicable selling commissions, subject in certain circumstances to reductions thereof as described in the Private Placement Memorandum. For shareholders who participate in the Trust’s distribution reinvestment plan (the “DRIP”), the cash distributions attributable to the class of Shares that each shareholder owns will be automatically invested in additional Shares of the same class. The DRIP Shares are to be issued and sold to shareholders of the Trust at the transaction price of the applicable class of Shares on the date that the distribution is payable.

The Trust hereby enters into this dealer manager agreement (this “Agreement”) with the Dealer Manager, as follows:

1. Representations and Warranties of the Trust. The Trust represents and warrants to the Dealer Manager and each Participating Distribution Agent with whom the Dealer Manager has entered into or will enter into a Participating Distribution Agreement that, as of the date hereof and at all times during the Offering (provided that, to the extent such representations and warranties are given only as of a specified date or dates, the Trust only makes such representations and warranties as of such date or dates), with respect to the Offering, as applicable, that:

a. The Shares have not been registered under the Securities Act, the securities laws of any other State or the securities laws of any other jurisdiction, but will be offered and sold in reliance on an exemption from the registration requirements of the Securities Act and any other applicable laws pursuant to the Private Placement Memorandum. The Shares are being offered and sold in the United States under the exemption provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder and other exemptions of similar import in the laws of any non-U.S. jurisdictions where the Offering will be made, to persons who are “accredited investors” within the meaning of Regulation D under the Securities Act; provided, however, that investments may only be solicited to “accredited investors” outside the United States with the prior written consent of the Trust. As of the date hereof, no jurisdiction in which the Shares have been or will be offered or sold has issued any notification with respect to the suspension of the qualification of the Shares for sale in such jurisdiction and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Trust, threatened. The Trust is in compliance in all material respects with all federal and state securities laws, rules and regulations applicable to it and its activities, including, without limitation, with respect to the Offering and the sale of the Shares.

b. The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland, and is in good standing with the State Department of Assessments and Taxation of Maryland, with full power and authority to conduct its business as described in the Private Placement Memorandum.

c. The Private Placement Memorandum does not, and any amendments thereto will not, contain an untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that the Trust makes no warranty or representation with respect to any statement contained in the Private Placement Memorandum, or any amendments or supplements thereto, made in reliance upon and in conformity with information furnished in writing to the Trust by the Dealer Manager or any Participating Distribution Agent expressly for use in the Private Placement Memorandum or any amendments or supplements thereto.

d. The Trust intends to use the funds received from the sale of the Shares as set forth in the Private Placement Memorandum.

e. Except as have been obtained or waived, no material consent, approval, authorization or other order of any governmental authority is required in connection with the execution or delivery by the Trust of this Agreement or the issuance and sale by the Trust of the Shares, except any (a) necessary qualification under the securities or blue sky laws of the jurisdictions in which the Shares are being offered by the Dealer Manager and the Participating Distribution Agents and (b) necessary qualification or notice under the conduct rules set forth in the Financial Industry Regulatory Authority, Inc. (“FINRA”) rulebook (the “FINRA Rules”).

f. Unless otherwise described in the Private Placement Memorandum, there are no actions, suits or proceedings pending or, to the knowledge of the Trust, threatened against the Trust, at law or in equity or before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, which will have a material adverse effect on the business or property of the Trust (a “Material Adverse Effect”).

g. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the Trust will not conflict with or constitute a default under (a) the Declaration of Trust or by-laws, (b) any indenture, mortgage, deed of trust, lease or other material agreement to which the Trust is party, (c) any law, rule or regulation applicable to the Trust or (d) any writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Trust, except to the extent that the enforceability of the indemnity and contribution provisions contained in Section 4 of this Agreement may be limited under applicable securities laws and except, in the cases of clauses (b), (c) and (d), for such conflicts or defaults, that individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

h. The Trust has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby, except to the extent that the enforceability of the indemnity and contribution provisions contained in Section 4 of this Agreement may be limited under applicable securities laws.

i. At the time of the issuance of the Shares, the Shares will have been duly authorized and, when issued and sold as contemplated by the Private Placement Memorandum and the Declaration of Trust, and upon payment therefor as provided by the Private Placement Memorandum and this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Private Placement Memorandum.

j. Except as otherwise disclosed in the Private Placement Memorandum, the Trust owns or possesses, has the right to use or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property necessary to carry on the business now operated by the Trust, except where the failure to have such ownership or possession would not, singly or in the aggregate, have a Material Adverse Effect.

k. The Trust has filed all material federal, state and foreign income tax returns, which have been required to be filed, on or before the due date (taking into account all extensions of time to file) and has paid or provided for the payment of all taxes indicated by said returns and all assessments received by the Trust to the extent that such taxes or assessments have become due, except where the Trust is contesting such assessments in good faith.

l. The Trust does not intend to conduct its business so as to be an “investment company” as that term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and it will exercise reasonable diligence to ensure that it does not become an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

m. The Trust complies in all material respects with applicable privacy provisions of the Gramm-Leach-Bliley Act of 1999 (the “GLB Act”) and applicable provisions of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as amended (the “USA PATRIOT Act”).

n. Any and all printed sales literature or other materials that have been approved in advance in writing by the Trust and appropriate regulatory agencies for use in the Offering (“Authorized Sales Materials”) prepared by the Trust and any of its affiliates (excluding the Dealer Manager) specifically for use with potential investors in connection with the Offering, when used in conjunction with the Private Placement Memorandum, did not at the time provided for use, and, as to later provided materials, will not at the time provided for use, include any untrue statement of a material fact nor did they at the time provided for use, or, as to later provided materials, will they, omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made and when read in conjunction with the Private Placement Memorandum, not misleading. If at any time any event occurs that is known to the Trust as a result of which such Authorized Sales Materials when used in conjunction with the Private Placement Memorandum would include an untrue statement of a material fact or, in view of the circumstances under which they were made, omit to state any material fact necessary to make the statements therein not misleading, the Trust will notify the Dealer Manager thereof.

o. This Agreement has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the Dealer Manager, is a legal, valid and binding agreement of the Trust enforceable against the Trust in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 4 of this Agreement may be limited under applicable securities laws

p. The Trust is qualified to do business and is in good standing in every jurisdiction in which the conduct of its business, as described in the Private Placement Memorandum, requires such qualification, except where the failure to do so would not have a Material Adverse Effect.

2. Covenants of the Trust. The Trust covenants and agrees with the Dealer Manager that:

a. The Trust will file and amend a Form D in accordance with the rules and regulations of the Securities Act.

b. The Trust will, at no expense to the Dealer Manager, furnish the Dealer Manager with such number of printed copies of the Private Placement Memorandum, including all amendments and exhibits thereto, and the Authorized Sales Materials as the Dealer Manager may reasonably request. The Trust will similarly furnish to the Dealer Manager and Participating Distribution Agents designated by the Dealer Manager as many copies of the following documents as the Dealer Manager may reasonably request in connection with the sale of Shares: (a) the Private Placement Memorandum, including all amendments and exhibits thereto; and (b) any other Authorized Sales Materials.

c. The Trust will use its commercially reasonable efforts to (a) qualify the Shares for sale under, or to establish the exemption of the sale of the Shares from qualification or registration under, the applicable state securities laws, or the applicable laws of any non-U.S. jurisdiction, designated in Schedule II hereto (the “Qualified Jurisdictions”) and (b) maintain such qualifications or exemptions in effect throughout the Offering. In connection therewith, the Trust will prepare and file all such reports as may be required by the securities regulatory authorities in the Qualified Jurisdictions in which the Shares have been sold, provided that the Dealer Manager shall have provided the Trust with any information required for such filings or reports that is in the Dealer Manager’s possession. The Trust will notify the Dealer Manager promptly following each date of (i) the effectiveness of qualification or exemption of Shares in any additional jurisdiction in which the sale of Shares has been authorized by appropriate state regulatory authorities; and (ii) a change in the status of the qualification or exemption of the Shares in any jurisdiction in any respect. The Trust will furnish to the Dealer Manager a copy of such papers filed by the Trust in connection with any such qualification.

d. If at any time when a Private Placement Memorandum is delivered to a potential investor any event occurs as a result of which, in the opinion of either the Trust or the Dealer Manager, the Private Placement Memorandum would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Trust will promptly notify the Dealer Manager thereof (unless the information shall have been received from the Dealer Manager) and will effect the preparation of an amended or supplemental Private Placement Memorandum that will correct such statement or omission.

e. The Trust is conducting the offering of Shares as a private placement and shall not take any action that (i) causes the offering of the Shares to lose any exemption from registration with the SEC provided by Section 4(a)(2) of the Securities Act and/or any regulations promulgated thereunder or (ii) causes the offering of Shares to lose its exemption from registration provided by Rule 506(b) of Regulation D under the Securities Act.

f. The Trust will operate in a manner so as to enable the Trust to qualify to be taxed as a REIT under the Code, for each taxable year during which it elects to be treated as a REIT under the Code; provided, however, that at the discretion of the Trust’s board of trustees, it may elect to not be so treated.

g. The Trust shall implement reasonable administrative, technical, and physical safeguards to protect against unauthorized access to or use of any customer information received in connection with this Agreement. In the event of any breach of security resulting in unauthorized access to customer information, the Trust shall notify the Dealer Manager as soon as possible, but no later than 72 hours after becoming aware of such breach, and shall include a description of the incident, the data and individuals affected, and remediation measures taken or planned. The Trust shall cooperate with the Dealer Manager as necessary to fulfill any required customer notifications and shall use commercially reasonable efforts to impose equivalent obligations on any subcontractors or vendors with access to customer information. This provision is intended to satisfy the service provider oversight requirements of amended Regulation S-P (17 C.F.R. §248.30(a)(5)).

3. Obligations and Compensation of Dealer Manager.

a. The Trust hereby appoints the Dealer Manager as its agent during the Offering to solicit subscriptions for the Shares upon the other terms and conditions set forth in the Private Placement Memorandum and the subscription agreement for the purchase of Shares (the “Subscription Agreement”). The Dealer Manager shall perform the services hereunder as an independent contractor, and nothing contained in this Agreement shall be deemed to create any partnership, joint venture, fiduciary, or agency relationship between the parties. The Dealer Manager hereby accepts such agency and agrees to use its best efforts to procure subscribers for the Shares during the Offering, including through the Participating Distribution Agent. The Dealer Manager represents to the Trust that it is a member in good standing of FINRA and that it and its employees and representatives have all required licenses and registrations to act under this Agreement. With respect to the Dealer Manager’s participation in the distribution of the Shares in the Offering, the Dealer Manager agrees to comply, and ensure that the Participating Distribution Agents comply, in all material respects with the applicable requirements of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder, and all other state or federal laws, rules and regulations applicable to the Offering and the sale of Shares, all applicable state securities laws and regulations, and the rules of FINRA applicable to the Offering, from time to time in effect.

b. The Dealer Manager shall comply, and require in the Participating Distribution Agreement that the Participating Distribution Agents comply, with (a) the privacy standards and requirements of the GLB Act; (b) the privacy standards and requirements of any other applicable federal or state law; and (c) its own internal privacy policies and procedures, each as may be amended from time to time.

c. The Dealer Manager shall implement reasonable administrative, technical, and physical safeguards to protect against unauthorized access to or use of any customer information received in connection with this Agreement. In the event of any breach of security resulting in unauthorized access to customer information, the Dealer Manager shall notify the Trust as soon as possible, but no later than 72 hours after becoming aware of such breach, and shall include a description of the incident, the data and individuals affected, and remediation measures taken or planned. The Dealer Manager shall cooperate with the Trust as necessary to fulfill any required customer notifications and shall use commercially reasonable efforts to impose equivalent obligations on any subcontractors or vendors with access to customer information. This provision is intended to satisfy the service provider oversight requirements of amended Regulation S-P (17 C.F.R. §248.30(a)(5)).

d. Promptly after the execution of this Agreement, the Dealer Manager and the Participating Distribution Agents shall commence the offering of the Shares in the Offering for cash in such jurisdictions in which the Offering is permitted.

e. The Dealer Manager shall cause the Shares to be offered and sold only in each jurisdiction designated in Schedule II hereto as Qualified Jurisdictions, and in such additional jurisdictions as may be added thereto from time to time. No Shares shall be offered or sold for the account of the Trust in any other jurisdictions. The Dealer Manager shall use and distribute in conjunction with the offer and sale of any Shares only the Private Placement Memorandum and the Authorized Sales Materials. The Authorized Sales Materials may only be furnished to prospective investors if accompanied or preceded by the Private Placement Memorandum. The Dealer Manager represents and warrants to the Trust that it will not (i) use any sales literature not authorized and approved by the Trust; (ii) use any “internal use only,” “broker-dealer use only,” or “advisor use only” materials, or similar materials, with prospective investors in connection with offers or sales of the Shares; or (iii) offer or sell Shares by means of any form of general solicitation or general advertisement, including but not limited to (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio and (B) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Dealer Manager agrees to comply with all applicable requirements under the Securities Act, the Exchange Act, conduct rules and/or regulations promulgated by FINRA or its predecessor, the National Association of Securities Dealers, Inc., and any other foreign, state or local securities or other laws or rules of FINRA or any other applicable self-regulatory organization in offering and selling Shares. The Dealer Manager agrees, and will cause the Participating Distribution Agents to each agree, to suspend or terminate offering and sale of the Shares upon request of the Trust at any time and to resume offering and sale of the Shares upon subsequent request of the Trust.

f. Subject to volume discounts and other special circumstances described in or otherwise provided in this Agreement and under the caption “Plan of Distribution” in the Private Placement Memorandum, which may be amended, restated or supplemented from time to time, the Trust or CS Management Holdings, LLC (“CS Management”) will pay to the Dealer Manager (i) a monthly retainer, (ii) upfront selling commissions, (iii) upfront dealer manager fees, (iv) Shareholder Servicing Fees (defined below) and (v) Asset-Based Servicing Fees (defined below), each as described in Schedule I to this Agreement. The monthly retainer shall be non-refundable and commenced upon acceptance of the engagement and continue subject to the terms set forth in Schedule I to this Agreement. In the event this Agreement is terminated, the monthly retainer will be pro-rated for the month during which it is terminated. The applicable selling commissions payable to the Dealer Manager will be paid substantially concurrently with the execution by the Trust of orders submitted by purchasers of Class D, Class F-D, Class F-S and Class S Shares and all or a portion of the selling commissions may be reallowed by the Dealer Manager to the Participating Broker-Dealers who sold the Class D, Class F-D, Class F-S or Class S Shares giving rise to such selling commissions, as described more fully in the Participating Dealer Agreement entered into with each such Participating Broker-Dealer.

g. Except as may be provided in the “Plan of Distribution” section of the Private Placement Memorandum, which may be amended, restated or supplemented from time to time, subject to the limitations set forth in Section 3.h. below, the Trust will pay to the Dealer Manager a shareholder servicing fee with respect to sales of Class D, Class F-D, Class F-S and Class S Shares in the Offering as described in Schedule I to this Agreement (the “Shareholder Servicing Fee”). The Trust will pay the Shareholder Servicing Fee to the Dealer Manager monthly in arrears. The Dealer Manager may reallow all or a portion of the Shareholder Servicing Fee to any Participating Broker-Dealers who sold the Class D, Class F-D, Class F-S or Class S Shares giving rise to a portion of such Shareholder Servicing Fee to the extent the Participating Dealer Agreement with such Participating Broker-Dealer provides for such a reallowance and such Participating Broker-Dealer is in compliance with the terms of such Participating Dealer Agreement related to such reallowance. Notwithstanding the foregoing, subject to the terms of the Private Placement Memorandum, at such time as the Participating Broker-Dealer who sold the Class D, Class F-D, Class F-S or Class S Shares giving rise to a portion of the Shareholder Servicing Fee is no longer the broker-dealer of record with respect to such Class D, Class F-D, Class F-S or Class S Shares or that the Participating Broker-Dealer no longer satisfies any or all of the conditions in its Participating Dealer Agreement for the receipt of the Shareholder Servicing Fee, then Participating Broker-Dealer’s entitlement to the Shareholder Servicing Fees related to such Class D, Class F-D, Class F-S or Class S Shares, as applicable, shall cease, and Participating Broker-Dealer shall not receive the Shareholder Servicing Fee for any month in which Participating Broker-Dealer is not eligible on the last day of such month. Broker-dealer transfers will be made effective as of the start of the first business day of a month.

Thereafter, such Shareholder Servicing Fees may be reallowed to the then-current broker-dealer of record of the Class D, Class F-D, Class F-S or Class S Shares, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Participating Dealer Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”), such Participating Dealer Agreement or Servicing Agreement with the Servicing Dealer provides for such reallowance and the Servicing Dealer is in compliance with the terms of such agreement related to such reallowance. In this regard, all determinations will be made by the Dealer Manager in good faith in its sole discretion. The Participating Broker-Dealer is not entitled to any Shareholder Servicing Fee with respect to Class A, Class E, Class F-I or Class I Shares. The Dealer Manager may also reallow some or all of the Shareholder Servicing Fee to other broker-dealers who provide services with respect to the Shares (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.

h. The Dealer Manager shall cease receiving the Shareholder Servicing Fee with respect to any Class D, Class F-D, Class F-S or Class S Shares held in a shareholder’s account at the end of the month in which the Dealer Manager, in conjunction with the transfer agent, determines that total selling commissions and Shareholder Servicing Fees paid with respect to such Shares would exceed any applicable limit set by a Participating Broker-Dealer set forth in any applicable agreement between the Dealer Manager and a Participating Broker-Dealer at the time such Shares were issued. At the end of such month, (i) such Class F-D and Class F-S Shares (and any Shares issued under the DRIP with respect thereto) held in a shareholder’s account shall automatically convert without any action on the part of the holder thereof into a number of Class F-I Shares with an equivalent aggregate NAV as such Shares and (ii) such Class D and Class S Shares (and any Shares issued under the DRIP with respect thereto) shall automatically convert without any action on the part of the holder thereof into a number of Class I Shares (including any fractional Shares) with an equivalent aggregate NAV as such Shares. In addition, the Dealer Manager will cease receiving the Shareholder Servicing Fee on Class D, Class F-D, Class F-S or Class S Shares in connection with an Offering upon the earlier to occur of the following: (i) a listing of Class I Shares or (ii) the merger or consolidation of the Trust with or into another entity or the sale or other disposition of all or substantially all of the Trust’s assets in each case in a transaction in which the Trust’s shareholders receive cash or shares listed on a national stock exchange.

i. Except as may be provided in the “Plan of Distribution” section of the Private Placement Memorandum, which may be amended, restated or supplemented from time to time, subject to the limitations set forth in Section 3.j. below, during the first twelve months of the Offering, CS Management will pay to the Dealer Manager an asset-based shareholder servicing fee with respect to sales of Class D, Class F-D, Class F-S and Class S Shares in the Offering as described in Schedule I to this Agreement (the “Asset-Based Servicing Fee”). Thereafter, the Trust will pay the Asset-Based Servicing Fee. The Asset-Based Servicing Fee will be paid to the Dealer Manager monthly in arrears.

j. The Dealer Manager will cease receiving the Asset-Based Servicing Fee on Class D, Class F-D, Class F-S or Class S Shares in connection with an Offering upon the earlier to occur of the following: (i) a listing of Class I Shares or (ii) the merger or consolidation of the Trust with or into another entity or the sale or other disposition of all or substantially all of the Trust’s assets in each case in a transaction in which the Trust’s shareholders receive cash or shares listed on a national stock exchange.

k. The terms of any reallowance of selling commissions and the Shareholder Servicing Fee shall be set forth in the Participating Dealer Agreement or Servicing Agreement entered into with the Participating Broker-Dealers or Servicing Dealers, as applicable. The Trust will not be liable or responsible to any Participating Broker-Dealer or Servicing Dealer for direct payment of commissions, or any reallowance of the Shareholder Servicing Fee to such Participating Broker-Dealer or Servicing Dealer, it being the sole and exclusive responsibility of the Dealer Manager for payment of commissions or any reallowance of the Shareholder Servicing Fee to Participating Broker-Dealers and Servicing Dealers. Notwithstanding the foregoing, at the discretion of the Trust, the Trust may act as agent of the Dealer Manager by making direct payment of commissions or Shareholder Servicing Fees to Participating Broker-Dealers on behalf of the Dealer Manager without incurring any liability.

l. In addition to the other items of underwriting compensation set forth in this Section 3, the Trust, Core Spaces or its affiliate shall reimburse the Dealer Manager promptly, but no less often than monthly, for all items of underwriting compensation referenced in the Private Placement Memorandum, to the extent the Private Placement Memorandum indicates that they will be paid by the Trust, Core Spaces or its affiliate, as applicable, and for all reasonable pre-approved out-of-pocket costs and expenses incurred by the Dealer Manager, including travel and related costs (as appropriate), in connection with its provision of the services hereunder, so long as such costs and expenses are supported by itemized receipts provided promptly to the Trust, upon the Trust’s request.

m. In addition to reimbursement as provided under Section 3.l., the Trust shall also pay directly or reimburse the Dealer Manager for reasonable bona fide due diligence expenses incurred by any Participating Distribution Agent as described in the Private Placement Memorandum. The Dealer Manager shall obtain from any Participating Distribution Agent and provide to the Trust a detailed and itemized invoice for any such due diligence expenses.

n. The Dealer Manager represents and warrants to the Trust that the information under the caption “Plan of Distribution” in the Private Placement Memorandum and all other information furnished to the Trust by the Dealer Manager in writing expressly for use in the Private Placement Memorandum, or any amendment or supplement thereto, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

o. The Dealer Manager and all Participating Distribution Agents will offer and sell the Shares at the offering prices per Share as determined in accordance with the Private Placement Memorandum.

p. The Dealer Manager has not taken and shall not take any action that (i) causes the offering of the Shares to lose any exemption from registration with the SEC provided by Section 4(a)(2) of the Securities Act and/or any regulations promulgated thereunder or (ii) causes the offering of Shares to lose its exemption from registration provided by Rule 506(b) of Regulation D under the Securities Act.

q. Neither the Dealer Manager nor any of its affiliates, directors, executive officers, general partners, managing members, beneficial owners of 20% or more of the Dealer Manager’s outstanding voting equity securities or promoters are or have been subject to any order, conviction, suspension, expulsion or other event which would bar the Trust from relying on Rule 506 pursuant to Rule 506(d) or which would require disclosure to prospective purchasers of securities in the Offering pursuant to Rule 506(e).

r. Neither the Dealer Manager nor any of its directors, executive officers, general partners, managing members or other officers participating in the Offering, nor any of the directors, executive officers or other officers participating in the Offering of any such general partner or managing member, nor any other officers, employees or associated persons of the Dealer Manager or any such general partner or managing member that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the offer and sale of Shares (each, a “Dealer Manager Covered Person” and, together, “Dealer Manager Covered Persons”), is subject to any of the “Bad Actor” disqualifications (“Disqualification Events”) set forth in Rule 506(d) of Regulation D under the Securities Act applicable to the Dealer Manager except for a Disqualification Event contemplated by Rule 506(d)(2) of the Securities Act, a description of which has been furnished in writing to the Trust prior to the date hereof. The “Bad Actor” disqualifications include, among other things: (1) criminal convictions and court injunctions and restraining orders issued in connection with the purchase or sale of a security or false filings with the SEC; (2) final orders from the Commodities Futures Trading Commission, federal banking agencies and certain other regulators that bar a person from associating with a regulated entity or engaging in the business of securities, insurance or banking or that are based on certain fraudulent conduct; (3) SEC disciplinary orders relating to investment advisers, brokers, dealers and their associated persons; (4) SEC cease-and-desist orders relating to violations of certain anti-fraud provisions and registration requirements of the federal securities laws; (5) suspensions or expulsions from membership in a self-regulatory organization (“SRO”) or from association with an SRO member; and (6) U.S. Postal Service false representation orders. To the extent permitted by applicable law and without disclosing any non-public personal information regarding any Dealer Manager Covered Person, the Dealer Manager will promptly notify the Trust if it becomes aware of a Dealer Manager Covered Person who is or becomes the subject of a Disqualifying Event or determines that the Trust’s exemption under Rule 506 is no longer available as a result of any Disqualifying Event.

s. In its agreements with Participating Distribution Agents, the Dealer Manager will require each Participating Distribution Agent to represent that:

(i) it has exercised reasonable care, in accordance with section (e) of Rule 506, in making a factual inquiry into whether any Disqualifying Event exists with respect to the Participating Distribution Agent or any of its Covered Persons;

(ii) it shall make periodic factual inquiry as to the occurrence or existence of any Disqualifying Events with respect to itself and its Covered Persons, and shall conduct such factual inquiry with reasonable care in accordance with subsection (d)(2)(iv) of Rule 506;

(iii) To the extent permitted by applicable law, it will promptly notify the Trust if it is or becomes subject to a Disqualifying Event or if it becomes aware that any of its Covered Persons is or becomes the subject of a Disqualifying Event; and

(iv) If a Disqualifying Event occurs with respect to any of its Covered Persons, the Trust shall have the right to terminate the Participating Distribution Agreement with effect from the date of the occurrence of the Disqualifying Event.

4. Indemnification.

a. Subject to the limitations below, the Trust will indemnify and hold harmless the Participating Distribution Agents and the Dealer Manager, their officers and directors and each person, if any, who controls such Participating Distribution Agent or Dealer Manager within the meaning of Section 15 of the Securities Act (the “Indemnified Persons”) from and against any losses, claims, damages or liabilities (“Losses”), joint or several, to which such Indemnified Persons may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact contained (i) in the Private Placement Memorandum, or (ii) in any Authorized Sales Materials, or (b) the omission to state in the Private Placement Memorandum or Authorized Sales Materials a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Trust will reimburse the Dealer Manager and each Indemnified Person of the Dealer Manager for any legal or other expenses reasonably incurred by the Dealer Manager or such Indemnified Person in connection with investigating or defending such Loss.

Notwithstanding the foregoing provisions of this Section 4.a., the Trust may not indemnify or hold harmless the Dealer Manager, any Participating Distribution Agents or any of their affiliates for liabilities arising from or out of a violation of state or federal securities laws, unless one or more of the following conditions are met:

(i) There has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee;

(ii) Such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or

(iii) A court of competent jurisdiction approves a settlement of the claims against the particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Commission and of the published position of any state securities regulatory authority in which the securities were offered or sold as to indemnification for violations of securities laws.

Further notwithstanding the foregoing provisions of this Section 4.a., the Trust will not be liable in any such case to the extent that any such Loss or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with written information furnished (x) to the Trust by the Dealer Manager or (y) to the Trust or the Dealer Manager by or on behalf of any Participating Distribution Agent specifically for use in the Private Placement Memorandum or any Authorized Sales Materials, and, further, the Trust will not be liable for the portion of any Loss in any such case if it is determined that such Participating Distribution Agent or the Dealer Manager was at fault in connection with such portion of the Loss, expense or action.

The foregoing indemnity agreement of this Section 4.a. is subject to the further condition that, insofar as it relates to any untrue statement or omission made in the Private Placement Memorandum that was eliminated or remedied in any subsequent amendment or supplement thereto, such indemnity agreement shall not inure to the benefit of an indemnified party from whom the person asserting any Losses purchased the Shares that are the subject thereof, if a copy of the Private Placement Memorandum as so amended or supplemented was not sent or given to such person at or prior to the time the subscription of such person was accepted by the Trust, but only if a copy of the Private Placement Memorandum as so amended or supplemented had been supplied to the Dealer Manager or the Participating Distribution Agent prior to such acceptance.

b. The Dealer Manager will indemnify and hold harmless the Trust, its officers and trustees (including any person named in the Private Placement Memorandum, with his or consent, as about to become a trustee) and each person, if any, who controls the Trust within the meaning of Section 15 of the Securities Act (the “Trust Indemnified Persons”), from and against any Losses to which any of the Trust Indemnified Persons may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact contained (i) in the Private Placement Memorandum or (ii) in any Authorized Sales Materials; or (b) the omission to state in the Private Placement Memorandum or Authorized Sales Materials a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that clauses (a) and (b) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Trust by or on behalf of the Dealer Manager specifically for use with reference to the Dealer Manager in the preparation of the Private Placement Memorandum or any or supplement thereto or in preparation of Authorized Sales Materials; or (c) any use of sales literature not authorized or approved by the Trust or any use of “internal use only,” “broker-dealer use only” or “advisor use only” materials, or similar materials, with members of the public by the Dealer Manager in the offer and sale of the Shares or any use of sales literature in a particular jurisdiction if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to persons in such jurisdiction; or (d) any untrue statement made by the Dealer Manager or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Shares; or (e) any material violation of this Agreement; or (f) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the USA PATRIOT Act; or (g) any other failure to comply with applicable rules of FINRA or federal or state securities laws and the rules and regulations promulgated thereunder. The Dealer Manager will reimburse the aforesaid parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Loss, expense or action. This indemnity agreement will be in addition to any liability that the Dealer Manager may otherwise have.

c. Each Participating Distribution Agent severally will indemnify and hold harmless the Trust, the Dealer Manager, each of their officers, trustees and directors (including any person named in the Private Placement Memorandum, with his or her consent, as about to become a trustee) and each person, if any, who controls the Trust or the Dealer Manager within the meaning of Section 15 of the Securities Act (the “Participating Distribution Agent Indemnified Persons”) from and against any Losses to which a Dealer Indemnified Person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact contained (i) in the Private Placement Memorandum, or any amendment or supplement thereto, or (ii) in any Authorized Sales Materials; or (b) the omission to state in the Private Placement Memorandum or Authorized Sales Materials a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that clauses (a) and (b) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Trust or the Dealer Manager by or on behalf of the Participating Distribution Agent specifically for use with reference to the Participating Distribution Agent in the preparation of the Private Placement Memorandum or in preparation of Authorized Sales Materials; or (c) any use of sales literature not authorized or approved by the Trust or any use of “internal use only,” “broker-dealer use only” or “advisor use only” materials, or similar materials, with members of the public by the Participating Distribution Agent in the offer and sale of the Shares or any use of sales literature in a particular jurisdiction if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in such jurisdiction; or (d) any untrue statement made by the Participating Distribution Agent or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Shares; or (e) any material violation of this Agreement or the Participating Distribution Agreement entered into between the Dealer Manager and the Participating Distribution Agent; or (f) any failure or alleged failure to comply with all applicable laws, including, without limitation, laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the USA PATRIOT Act; or (g) any other failure or alleged failure to comply with applicable rules of FINRA or federal or state securities laws and the rules and regulations promulgated thereunder. Each such Participating Distribution Agent will reimburse each Participating Distribution Agent Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss, expense or action. This indemnity agreement will be in addition to any liability that such Participating Distribution Agent may otherwise have.

d. Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4, notify in writing the indemnifying party of the commencement thereof. The failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability that the indemnifying party may have hereunder except to the extent such failure results in prejudice to the indemnifying party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses (subject to Section 4.e.) incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any indemnified party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such indemnified party.

e. The indemnifying party shall pay all legal fees and expenses of the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obliged to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party. If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm that has been selected by a majority of the indemnified parties against which such action is finally brought; and in the event a majority of such indemnified parties are unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

f. The indemnity agreements contained in this Section 4 shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of any Participating Distribution Agent, or any person controlling any Participating Distribution Agent or by or on behalf of the Trust, the Dealer Manager or any officer or director thereof, or by or on behalf of any person controlling the Trust or the Dealer Manager, (b) delivery of any Shares and payment therefor, and (c) any termination of this Agreement. A successor of any Participating Distribution Agent or of any of the parties to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreements contained in this Section 4.

5. Limitation of Liability. In no event shall the Dealer Manager or the Trust be liable to the other party for any indirect, special or consequential damages.

6. Confidentiality. Each party to this Agreement hereby agrees (a) not to use the other party’s “Confidential Information” (as defined below) for any purpose other than in connection with the provision of the services provided hereunder, (b) not to incorporate all or a portion of the Confidential Information into any work, product, offering, process, or procedure without written permission from the disclosing party, (c) to hold and maintain the disclosing party’s Confidential Information in strict confidence under appropriate safeguards, and will not disclose such Confidential Information to any party without the express written consent of the disclosing party, other than pursuant to (1) regulatory requests or examinations made by FINRA, or federal, state, or local governmental agencies or departments, or (2) lawful demand.

Notwithstanding the foregoing, any receiving party may disclose Confidential Information to its attorneys, accountants and other advisors who have been specifically engaged by the receiving party and have agreed not to disclose such Confidential Information. For purposes of this Agreement, the Confidential Information shall include, but is not limited to, the following types of information of a similar nature (whether or not reduced to writing) related to the disclosing party’s:

a. Financial condition, including by way of illustration and not by limitation, income and operating statements, balance sheets, financial statements, accounting and audit reports and summaries of revenue or income received or expenses incurred by the disclosing party in the operation of its business;

b. Personnel information, business associates, and business relationships;

c. Business operations, forms, contracts, agreements, policies, procedures, systems, techniques, ideas, concepts, business methods, models (including, without limitation, models utilizing existing software programs such as Microsoft Excel and other programs), “know-how,” processes, software programs, source documents, source code, object code and formulae; or

d. Other information generated or based in whole or in part upon any record, proposal, document or discussion containing Confidential Information including, without limitation, improvements, formulations, analysis, compilations, volumes, studies, or other documents or records prepared or generated from the Confidential Information shall be deemed part of the Confidential Information for purposes of this Agreement. Confidential Information also includes any information described above which the receiving party obtains from a third party which the disclosing party treats as proprietary or designates as Confidential Information, irrespective of whether the Confidential Information is owned or developed by disclosing party. Information that is independently known by the receiving party or publicly known prior to the date of this Agreement, as evidenced by documents which predate this Agreement, shall not be deemed part of the Confidential Information.

7. Survival of Provisions.

a. The respective agreements, representations and warranties of the Trust and the Dealer Manager set forth in this Agreement shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Dealer Manager or any Participating Distribution Agent or any person controlling the Dealer Manager or any Participating Distribution Agent or by or on behalf of the Trust or any person controlling the Trust; (b) the acceptance of any payment for the Shares; and (c) the delivery of signed Subscription Agreements.

b. The respective agreements of the Trust, the Dealer Manager (and, where applicable, of the Participating Distribution Agent) set forth in Sections 3.d. through 3.j. and Sections 4 through 16 of this Agreement shall remain operative and in full force and effect regardless of any termination of this Agreement.

8. Applicable Law. The validity, interpretation and construction of this Agreement shall be governed by the laws of the State of New York; provided however, that causes of action for violations of federal or state securities laws shall not be governed by this Section. Venue for any action brought hereunder shall lie exclusively in Chicago, Illinois.

9. Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement.

10. Successors and Amendment.

a. This Agreement shall inure to the benefit of and be binding upon the Dealer Manager and the Trust and their respective successors. Nothing in this Agreement is intended or shall be construed to give to any other person any right, remedy or claim, except as otherwise specifically provided herein. Each Participating Distribution Agent is an intended third-party beneficiary with respect to Sections 1 and 4 hereof with direct enforcement rights hereunder.

b. This Agreement may be amended by the written agreement of the Dealer Manager and the Trust.

c. Neither the Trust nor the Dealer Manager may assign or transfer any of such party’s rights or obligations under this Agreement without the prior written consent of the Dealer Manager, on the one hand, or the Trust, on the other hand.

11. Entire Agreement. This Agreement and the Exhibits attached hereto constitute the entire agreement among the parties and supersede any prior understanding, whether written or oral, prior to the date hereof with respect to the Offering.

12. Term and Termination.

Any party to this Agreement shall have the right to terminate this Agreement on 60 days’ written notice or immediately upon notice to the other party in the event that such other party shall have failed to comply with any material provision hereof. Upon expiration or termination of this Agreement, (a) the Trust shall pay to the Dealer Manager all earned but unpaid compensation and reimbursement for all incurred, accountable compensation to which the Dealer Manager is or becomes entitled under Section 3 pursuant to the requirements of that Section 3 at such times as such amounts become payable pursuant to the terms of such Section 3, offset by any losses suffered by the Trust or any officer or director of the Trust arising from the Dealer Manager’s breach of this Agreement or an action that would otherwise give rise to an indemnification claim against the Dealer Manager under Section 4.b. herein, and (b) the Dealer Manager shall promptly deliver to the Trust all records and documents in its possession that relate to the Offering other than as required by law to be retained by the Dealer Manager. Dealer Manager shall use its commercially reasonable efforts to cooperate with the Trust to accomplish an orderly transfer of management of the Offering to a party designated by the Trust.

13. Confirmation. The Trust hereby agrees and assumes the duty to confirm on its behalf and on behalf of Participating Distribution Agents who sell the Shares all orders for purchase of Shares accepted by the Trust. Such confirmations will comply with the rules of the SEC and FINRA, and will comply with applicable laws of such other jurisdictions to the extent the Trust is advised of such laws in writing by the Dealer Manager.

14. Private Placement Memorandum and Authorized Sales Materials. Dealer Manager agrees that it is not authorized or permitted to give and will not give, any information or make any representation concerning the Shares except as set forth in the Private Placement Memorandum and any Authorized Sales Materials. The Dealer Manager further agrees (a) not to deliver any Authorized Sales Materials to any investor or prospective investor, to any broker-dealer that has not entered into a Participating Dealer Agreement or Servicing Agreement, or to any representatives or other associated persons of such a broker-dealer, unless it is accompanied or preceded by the Private Placement Memorandum, as amended or supplemented, (b) not to show or give to any investor or prospective investor or reproduce any material or writing that is supplied to it by the Trust and marked “internal use only,” “broker-dealer use only,” “advisor use only” or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Shares to members of the public and (c) not to show or give to any investor or prospective investor in a particular jurisdiction (and will similarly require Participating Distribution Agents pursuant to the Participating Distribution Agreement) any material or writing that is supplied to it by the Trust if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in such jurisdiction. Dealer Manager, in its agreements with Participating Distribution Agents will include requirements and obligations of the Participating Distribution Agents similar to those imposed upon the Dealer Manager pursuant to this section.

15. Suitability of Investors. The Dealer Manager will offer Shares, and in its agreements with Participating Distribution Agents will require that the Participating Distribution Agents offer Shares, only to those persons who meet the suitability standards set forth in the Private Placement Memorandum or in any suitability letter or memorandum sent by the Trust (including, for the avoidance of doubt, only from investors each of which, together with any other investor for which such investor is acting as a trustee or other fiduciary, the Dealer Manager or Participating Distribution Agents making such offering of Shares, shall reasonably believe (a) is an “accredited investor” with respect to the Shares within the meaning of Regulation D under the Securities Act; or (b) is not a United States person within the meaning of Rule 902 under the Securities Act) and will only make offers to persons in the jurisdictions in which it is advised in writing that the Shares are qualified for sale or that such qualification is not required. Notwithstanding the qualification of the Shares for sale in any respective jurisdiction (or the exemption therefrom), the Dealer Manager represents, warrants and covenants that it will not offer Shares and will not permit any of its registered representatives to offer Shares in any jurisdiction unless both the Dealer Manager and such registered representative are duly licensed to transact securities business in such jurisdiction. In offering Shares, the Dealer Manager will comply, and in its agreements with Participating Distribution Agents, the Dealer Manager will require that the Participating Distribution Agents comply, with the suitability provisions of the FINRA Rules (if applicable to such Participating Distribution Agent), as well as all other applicable rules and regulations relating to suitability of investors, including, without limitation, Regulation Best Interest.

The Dealer Manager further represents, warrants and covenants that neither the Dealer Manager, nor any person associated with the Dealer Manager, shall offer or sell Shares in any jurisdiction except to investors who satisfy the investor suitability standards and minimum investment requirements under the most restrictive of the following: (a) applicable provisions described in the Private Placement Memorandum, including status as an “accredited investor” as defined in Regulation D under the Securities Act, minimum income and net worth standards; (b) applicable laws of the jurisdiction of which such investor is a resident; or (c) applicable FINRA Rules. The Dealer Manager agrees to ensure that, in recommending the purchase, sale or exchange of Shares to an investor, the Dealer Manager, or a person associated with the Dealer Manager, shall have reasonable grounds to believe, on the basis of information obtained from the investor (and thereafter maintained in the manner and for the period required by the SEC, any state securities commission, any applicable non-U.S. jurisdiction, FINRA or the Trust) concerning his or her age, investment objectives, other investments, financial situation and needs and any other information known to the Dealer Manager, or person associated with the Dealer Manager, that (i) the investor can reasonably benefit from an investment in the Shares based on the investor’s overall investment objectives and portfolio structure, (ii) the investor is able to bear the economic risk of the investment based on the investor’s overall financial situation and (iii) the investor has an apparent understanding of (A) the fundamental risks of the investment, (B) the risk that the investor may lose his or her entire investment in the Shares, (C) the lack of liquidity of the Shares, (D) the background and qualifications of CSF Asset Management Vehicle LLC (the “Adviser”) or the persons responsible for directing and managing the Trust and (E) the tax consequences of an investment in the Shares. In the case of sales to fiduciary accounts, the suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the Shares or by the beneficiary of such fiduciary account; and the purchaser of Shares has a substantive pre-existing relationship with the Dealer Manager pursuant to Regulation D under the Securities Act. The Dealer Manager further represents, warrants and covenants that the Dealer Manager, or a person associated with the Dealer Manager, will make every reasonable effort to determine the suitability and appropriateness of an investment in Shares of each proposed investor by reviewing documents and records disclosing the basis upon which the determination as to suitability was reached as to each purchaser of Shares pursuant to a subscription solicited by the Dealer Manager, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained or accounts hereafter established. The Dealer Manager agrees to retain its records in compliance with applicable law and make available a record of the information obtained to determine that an investor meets the suitability standards imposed on the offer or sale of Shares at the time of the initial purchase of Shares to (i) the Trust and (ii) representatives of the SEC, FINRA and applicable state or non-U.S. securities administrators upon the Dealer Manager’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency for a period of at least six years following the Termination Date. In addition, at the Trust’s reasonable written request, which shall be no later than the six year anniversary of the Termination Date, and at the Trust’s sole expense, the Dealer Manger agrees to retain such records for a reasonable period of time beyond the six year anniversary of the Termination Date. The Dealer Manager shall not purchase any Shares for a discretionary account without obtaining the prior written approval of the Dealer Manager’s customer and his or her signature on a Subscription Agreement.

16. Submission of Orders. The Dealer Manager will require in its agreements with each Participating Distribution Agents that each Participating Distribution Agent comply with the submission of orders procedures set forth in the Participating Distribution Agreement. To the extent the Dealer Manager is involved in the distribution process other than through a Participating Distribution Agent, the Dealer Manager will comply with such submission of orders procedures, and will require each person desiring to purchase Shares in the Offering to complete and execute a Subscription Agreement in the form filed as an appendix to the Private Placement Memorandum or such other form agreed to by the Trust and to deliver to the Dealer Manager or as otherwise directed by the Dealer Manager such completed and executed Subscription Agreement together with a check or wire transfer (“instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Private Placement Memorandum. Subscription Agreements and instruments of payment will be transmitted by the Dealer Manager to the Trust, as soon as practicable, but in any event by the end of the second business day following receipt by the Dealer Manager. If the Dealer Manager receives a Subscription Agreement or instrument of payment not conforming to the instructions set forth in the form of Participating Dealer Agreement, the Dealer Manager shall return such Subscription Agreement and instrument of payment directly to such subscriber not later than the end of the next business day following its receipt. Instruments of payment of rejected subscribers will be promptly returned to such subscribers.

17. Use of Core Spaces Name: The Trust hereby provides a fully paid-up, royalty-free, non-exclusive, non-transferable sub-license to the Dealer Manager to use the “Core Spaces” name solely in connection with providing the services set forth in this Agreement. All rights in and to the “Core Spaces” name not expressly granted herein to the Dealer Manager are retained and reserved by the Adviser (or its affiliates). The Dealer Manager agrees not to contest the validity of the Adviser’s (or its affiliates’) rights to the “Core Spaces” name. At no time during the term of the Agreement or following the termination of the Agreement shall the Dealer Manager have any right, title or interest to the name or goodwill attached to the “Core Spaces” name. The Trust reserves the right to withdraw its sub-license to the use “Core Spaces” name at any time and to request to review any materials generated by the Dealer Manager that use the “Core Spaces” name or mark. Any such sub-license is expressly subject to the continuation of this Agreement and shall terminate with the termination of this Agreement as provided herein. The Dealer Manager agrees that all uses of the “Core Spaces” name, and all products and services offered in connection therewith, in each case, by or on the behalf of the Dealer Manager shall: (i) conform to the standards adopted and used by the Adviser (or its affiliates); (ii) not degrade, debase or bring into disrepute any “Core Spaces” name in any manner or otherwise reflect adversely upon or be injurious to any “Core Spaces” name or the goodwill appurtenant thereto; and (iii) not be reasonably likely to impair the validity, value, or enforceability of any “Core Spaces” name, or otherwise dilute, tarnish, disparage, or reflect adversely on the Adviser (or its affiliates). The Dealer Manager shall cooperate fully in any such efforts and provide samples of materials bearing the “Core Spaces” name and take all other reasonable actions, at the Trust’s request, in connection with the foregoing.

18. Notice. Notices and other writings contemplated by this Agreement shall be delivered via (i) hand, (ii) first class registered or certified mail, postage prepaid, return receipt requested, (iii) a nationally recognized overnight courier or (iv) electronic mail. All such notices shall be addressed, as follows:

If to the Dealer Manager:	Chauner Securities, Inc.
Attn: Chief Legal Officer
666 Dundee Road, Suite 903 Northbrook, IL 60062

If to the Trust:	Core University Living Real Estate Income Trust
Attn: John Wieker
1400 N. Kingsbury St., 3rd Floor Chicago, IL 60642
Email: johnw@corespaces.com

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us as of the date first above written.

Very truly yours,

CORE UNIVERSITY LIVING REAL ESTATE INCOME TRUST

By:	/s/ Merritt Poole
Name:	Merritt Poole
Title:	Chief Financial Officer and Treasurer

Solely with respect to its obligations in Sections 3.e., 3.f., 3.h. and 3.i., and Schedule I.

CS MANAGEMENT HOLDINGS, LLC

By:	/s/ Merritt Poole
Name:	Merritt Poole
Title:	Chief Financial Officer

Accepted and agreed to as of the date first above written:

CHAUNER SECURITIES, INC.

By:	/s/ Sarah Cyphers
Name:	Sarah Cyphers
Title:	President

Signature Page to Dealer Manager Agreement

Schedule I

Compensation

I. Monthly Retainer

CS Management will pay to the Dealer Manager a monthly retainer in the amount of $15,000 during the Offering; provided that, if, in any calendar year, the total dealer manager fees received by the Dealer Manager from the sale of Class F-S, Class S, Class F-D and Class D Shares exceeds $400,000, the monthly retainer will not be paid for the remainder of such calendar year.

II. Selling Commissions

Subject to certain Participating Broker-Dealers’ right to retain selling commissions as described in the Participating Dealer Agreement, the Trust will pay to the Dealer Manager selling commissions in the amount of (a) up to 1.5% of the transaction price per Share of each Class D and Class F-D Share sold; and (b) up to 3.5% of the transaction price per Share of each Class S and Class F-S Share sold.

The Trust will not pay to the Dealer Manager any selling commissions in respect of the purchase of any Class A Shares, Class E Shares, Class F-I Shares, Class I Shares or DRIP Shares.

III. Upfront Dealer Manager Fee

CS Management will pay to the Dealer Manager an upfront dealer manager fee of 0.25% of the transaction price per Share of each Class D, Class F-D, Class S and Class F-S Share sold. Such upfront dealer manager fee will be paid monthly.

CS Management will not pay to the Dealer Manager any upfront dealer manager fees in respect of the purchase of any Class A Shares, Class E Shares, Class F-I Shares, Class I Shares or DRIP Shares.

IV. Shareholder Servicing Fee

The Trust will pay to the Dealer Manager a Shareholder Servicing Fee with respect to outstanding Class D and Class F-D Shares that is paid monthly in an amount equal to 0.25% per annum of the aggregate NAV of the outstanding Class D and Class F-D Shares sold in the Offering (including DRIP Shares sold on such Shares).

The Trust will pay to the Dealer Manager a Shareholder Servicing Fee with respect to outstanding Class S and Class F-S Shares that is paid monthly in an amount equal to 0.85% per annum of the aggregate NAV of the outstanding Class S and Class F-S Shares sold in the Offering (including DRIP Shares sold on such Shares).

The Trust will not pay to the Dealer Manager a Shareholder Servicing Fee with respect to Class A Shares, Class E Shares, Class F-I Shares or Class I Shares.

V. Asset-Based Servicing Fee

Until the one-year anniversary from the date of this Agreement, CS Management will pay to the Dealer Manager an Asset-Based Servicing Fee with respect to the outstanding Class D, Class F-D, Class S and Class F-S Shares (including DRIP Shares sold on such Shares). Thereafter, the Trust will pay the Asset-Based Servicing Fee. The Asset-Based Servicing Fee will be paid monthly based on the total NAV of the Class D, Class F-D, Class S and Class F-S Shares. The Asset-Based Servicing Fee is as follows:

Total Assets Under Management[1]	Class S and Class F-S Asset-Based Servicing Fee

Up to $499,999,999	0.10% per annum of the aggregate NAV of the outstanding Class S and Class F-S Shares
$500,000,000 to $1,499,999,999	0.075% per annum of the aggregate NAV of the outstanding Class S and Class F-S Shares
$1,500,000,000 and over	0.05% per annum of the aggregate NAV of the outstanding Class S and Class F-S Shares

Total Assets Under Management[1]	Class D and Class F-D Asset-Based Servicing Fee

Up to $999,999,999	0.05% per annum of the aggregate NAV of the outstanding Class D and Class F-D Shares
$1,000,000,000 and over	0.025% per annum of the aggregate NAV of the outstanding Class D and Class F-D Shares

[1]	Calculated at fair value in accordance with the Trust’s valuation guidelines.

Schedule II

QUALIFIED JURISDICTIONS

AS OF JUNE 22, 2026

United States of America

Exhibit A

FORM OF

PARTICIPATING DEALER AGREEMENT

Ladies and Gentlemen:

Chauner Securities, Inc., as the dealer manager (“Dealer Manager”) for Core University Living Real Estate Income Trust, a Maryland statutory trust (the “Trust”), invites you (“Participating Broker-Dealer”) to participate in the distribution of common shares of beneficial interest, $0.01 par value per share, of the Trust subject to the following terms:

I. Dealer Manager Agreement

The Dealer Manager has entered into a Dealer Manager Agreement (the “Dealer Manager Agreement”) with the Trust dated June 16, 2026. Except as otherwise specifically stated herein, all terms used in this Participating Dealer Agreement (this “Agreement”) have the meanings provided in the Dealer Manager Agreement.

As described in the Dealer Manager Agreement, the Trust is conducting a continuous private offering (the “Offering”) in accordance with Rule 506(b) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), of its Class A, Class D, Class E, Class F-D, Class F-I, Class F-S, Class I and/or Class S common shares of beneficial interest (collectively, the “Shares”).

Upon effectiveness of this Agreement, you will become one of the Participating Broker-Dealers referred to in the Dealer Manager Agreement and will be entitled and subject to the representations, warranties and covenants contained in the Dealer Manager Agreement relating to the rights and obligations of a Participating Broker-Dealer, including, but not limited to, the provisions of Section 3 regarding suspension of offers and sales of Shares, solicitation of subscriptions of Shares, regulatory compliance, Section 4, wherein each of the Participating Broker-Dealers severally agrees to indemnify and hold harmless the Trust, CSF Asset Management Vehicle, LLC (the “Adviser”), the Dealer Manager and their respective officers, trustees, directors, employees, members, partners, agents and representatives, and each person, if any, who controls such entity within the meaning of Section 15 of the Securities Act, or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Section 14 regarding submission of subscriptions for Shares, and Section 12 regarding suitability of investors and compliance procedures for offers and sales of Shares. The Shares are offered solely through broker-dealers who are members in good standing of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Participating Broker-Dealer hereby agrees to use its best efforts to sell the Shares for cash on the terms and conditions stated in the Private Placement Memorandum. Nothing in this Agreement shall be deemed or construed to make Participating Broker-Dealer an employee, agent, representative, or partner of the Dealer Manager, the Trust or the Adviser, and Participating Broker-Dealer is not authorized to act for the Dealer Manager, the Trust or the Adviser or to make any representations on their behalf except as set forth in the Private Placement Memorandum and the Authorized Sales Materials. In the event that Participating Broker-Dealer uses printed materials in connection with the Offering prepared by the Trust, the Adviser or the Dealer Manager intended for “internal use only,” “broker-dealer use only,” “advisor use only,” or similar use. Participating Broker-Dealer shall use such “internal use only,” “broker-dealer use only,” or “advisor use only,” materials (or similar materials) in accordance with Section VII below.

II. Submission of Orders

Each person desiring to purchase Shares in the Offering will be required to complete and execute a Subscription Agreement and to deliver to Participating Broker-Dealer such completed and executed Subscription Agreement together with a check or wire transfer (“instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Private Placement Memorandum. Those persons who purchase Shares will be instructed by Participating Broker-Dealer to make their instruments of payment payable to or for the benefit of “Core University Living Real Estate Income Trust”. Purchase orders that include a completed and executed Subscription Agreement in good order and instruments of payment received by the Trust at least five (5) business days prior to the first business day of the month (unless waived by the Dealer Manager) will be executed as of the first calendar day of the next month (based on the prior month’s transaction price). Subscribers may not submit an initial purchase order until at least five (5) business days after the date on which the subscriber receives a copy of the Private Placement Memorandum.

Class F-S, Class F-D and Class F-I shares (collectively, the “Founder Shares”) are only available from the period from the commencement of the Offering until the first anniversary of the date the Trust first sells shares to a party other than Core Spaces, LLC or its affiliate (the “Founder Share Offering Period”). Following the Founder Share Offering Period, Participating Broker-Dealer may sell Founder Shares to existing Founder Share holders, but only to the extent the Trust has determined, in its sole discretion, that Participating Broker-Dealer is eligible to continue selling Founder Shares.

If Participating Broker-Dealer receives a Subscription Agreement or instrument of payment not conforming to the foregoing instructions, Participating Broker-Dealer shall return such Subscription Agreement and instrument of payment directly to such subscriber not later than the end of the next business day following its receipt. Subscription Agreements and instruments of payment received by Participating Broker-Dealer that conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section II. Transmittal of received investor funds will be made in accordance with the procedures set forth below.

Where, pursuant to Participating Broker-Dealer’s internal supervisory procedures, internal supervisory review is conducted at the same location at which Subscription Agreements and instruments of payment are received from subscribers, Subscription Agreements and instruments of payment will be transmitted by the end of the next business day following receipt by Participating Broker-Dealer to the Trust or its agent as set forth in the Subscription Agreement or as otherwise directed by the Trust.

Where, pursuant to Participating Broker-Dealer’s internal supervisory procedures, final internal supervisory review is conducted at a different location, Subscription Agreements and instruments of payment will be transmitted by the end of the next business day following receipt by Participating Broker-Dealer to the office of Participating Broker-Dealer conducting such final internal supervisory review (the “Final Review Office”). The Final Review Office will, by the end of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and instruments of payment to the Trust or its agent as set forth in the Subscription Agreement or as otherwise directed by the Trust.

III. Pricing

Except as otherwise provided in the Private Placement Memorandum, which may be amended or supplemented from time to time, the Shares shall be offered at a purchase price payable in cash generally equal to the Trust’s prior month’s net asset value (“NAV”) per Share applicable to the class of Shares being purchased (as calculated in accordance with the procedures described in the Private Placement Memorandum), or at a different offering price made available to investors in cases where the Trust believes

2

there has been a material change to the NAV per Share since the end of the prior month, plus in either case any applicable selling commissions. For shareholders who participate in the Trust’s distribution reinvestment plan (“DRIP”), the cash distributions attributable to the class of Shares that each shareholder owns will be automatically re-invested in additional Shares of the same class. The DRIP Shares will be issued and sold to shareholders of the Trust at a purchase price equal to the then-current Share offering price per Share before any applicable selling commissions (“transaction price”) of the applicable class of Shares on the date the distribution is payable. Except as otherwise indicated in the Private Placement Memorandum or in any letter or memorandum sent to Participating Broker-Dealer by the Trust or the Dealer Manager, a minimum initial purchase of $25,000 in Class D, Class F-D, Class F-I, Class F-S, Class I and Class S Shares, a minimum initial purchase of $15,000,000 in Class A shares, and a minimum initial purchase of $5,000 in Class E shares, unless waived by the Trust. Additional investments may be made in cash in of at least $500 in Shares, unless waived by the Trust. The Shares are nonassessable.

IV. Participating Broker-Dealer’s Compensation

Except as may be provided in the “Plan of Distribution” section of the Private Placement Memorandum, which may be amended or supplemented from time to time, as compensation for completed sales and ongoing shareholder services rendered by Participating Broker-Dealer hereunder, Participating Broker-Dealer is entitled, on the terms and subject to the conditions herein, to the compensation set forth on Schedule I hereto, which compensation reflects the payment of all or a portion of the selling commissions and Shareholder Servicing Fees received by the Dealer Manager in connection with Shares sold by Participating Broker-Dealer or Shares owned by shareholders to whom Participating Broker-Dealer performs ongoing shareholder services, as applicable.

V. Representations, Warranties and Covenants of Participating Broker-Dealer

In addition to the representations and warranties found elsewhere in this Agreement, Participating Broker-Dealer represents, warrants and agrees that:

(i) Participating Broker-Dealer is duly organized and existing and in good standing under the laws of the state, commonwealth or other jurisdiction in which Participating Broker-Dealer is organized.

(ii) Participating Broker-Dealer is empowered under applicable laws and by Participating Broker-Dealer’s organizational documents to enter into this Agreement and perform all activities and services of Participating Broker-Dealer provided for herein and that there are no impediments, prior or existing, or regulatory, self-regulatory, administrative, civil or criminal matters affecting Participating Broker-Dealer’s ability to perform under this Agreement.

(iii) The execution, delivery and performance of this Agreement; the incurrence of the obligations set forth herein; and the consummation of the transactions contemplated herein, including the issuance and sale of the Shares, will not constitute a breach of, or default under, any agreement or instrument by which Participating Broker-Dealer is bound, or to which any of its assets are subject, or any order, rule, or regulation applicable to it of any court, governmental body, or administrative agency having jurisdiction over it.

(iv) All requisite actions have been taken to authorize Participating Broker-Dealer to enter into and perform this Agreement.

(v) Participating Broker-Dealer shall promptly notify Dealer Manager in writing of any written claim or complaint or any enforcement action or other proceeding with respect to Shares offered hereunder against Participating Broker-Dealer or its principals, affiliates, officers, directors, employees or agents, or any person who controls Participating Broker-Dealer, within the meaning of Section 15 of the Securities Act.

3

(vi) Participating Broker-Dealer will not sell or distribute Shares or otherwise make any such Shares available in any jurisdiction outside of the United States unless Participating Broker-Dealer receives prior written consent from Dealer Manager.

(vii) Participating Broker-Dealer acknowledges that the Dealer Manager will enter into similar agreements with other broker-dealers, which does not require the consent of Participating Broker-Dealer.

(viii) Participating Broker-Dealer has policies and procedures to ensure compliance with FINRA Rule 2030 and is currently in compliance with FINRA Rule 2030. Moreover, Participating Broker-Dealer represents that neither Participating Broker-Dealer nor any of its Covered Associates has made, directly or indirectly, any contributions that prohibit Participating Broker-Dealer from engaging in solicitation activities for compensation under FINRA Rule 2030 (a “Triggering Contribution”). Participating Broker-Dealer hereby agrees that neither it nor its Covered Associates will make a Triggering Contribution or violate FINRA Rule 2030 while engaged hereunder. If Participating Broker-Dealer breaches this provision and becomes aware of a Triggering Contribution or a violation of FINRA Rule 2030, Participating Broker-Dealer shall promptly provide written notice to the Dealer Manager of the nature of the ban or violation. As used herein, “Covered Associate” means any (i) general partner, managing member or executive officer of Participating Broker-Dealer, as well as any person with a similar status or function, (ii) any associated person of Participating Broker-Dealer who engages in distribution or solicitation activities with a government entity, (iii) any associated person of Participating Broker-Dealer who supervises, directly or indirectly, the government entity distribution or solicitation activities of a person in (ii) above, and (iv) any political action committee controlled by Participating Broker-Dealer or one of its Covered Associates.

(ix) Participating Broker-Dealer shall implement reasonable administrative, technical, and physical safeguards to protect against unauthorized access to or use of any customer information received in connection with this Agreement. In the event of any breach of security resulting in unauthorized access to customer information, the Participating Broker-Dealer shall notify the Dealer Manager as soon as possible, but no later than 72 hours after becoming aware of such breach, and shall include a description of the incident, the data and individuals affected, and remediation measures taken or planned. Participating Broker Dealer shall cooperate with the Dealer Manager as necessary to fulfill any required customer notifications and shall use commercially reasonable efforts to impose equivalent obligations on any subcontractors or vendors with access to customer information. This provision is intended to satisfy the service provider oversight requirements of amended Regulation S-P (17 C.F.R. §248.30(a)(5)).

VI. Right to Reject Orders or Cancel Sales

All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Trust, which reserves the right to reject any order for any reason or no reason including, without limitation, orders not accompanied by an executed Subscription Agreement in good order or without the required instrument of payment in full payment for the Shares. Issuance and delivery of the Shares will be made only after actual receipt of payment therefor. If any check is not paid upon presentment, or if the Trust is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Shares, the Trust reserves the right to cancel the sale without notice.

4

In the event that the Dealer Manager has reallowed any selling commission or dealer manager fee to Participating Broker-Dealer for the sale of one or more Shares and the subscription is rejected, canceled or rescinded for any reason as to one or more of the Shares covered by such subscription, Participating Broker-Dealer shall pay the amount specified to the Dealer Manager within ten (10) days following mailing of notice to Participating Broker-Dealer by the Dealer Manager stating the amount owed as a result of rescinded or rejected subscriptions. Further, if Participating Broker-Dealer has retained selling commissions in connection with an order that is subsequently rejected, canceled or rescinded for any reason, Participating Broker-Dealer agrees to return to the subscriber any selling commission theretofore retained by Participating Broker-Dealer with respect to such order within three (3) days following mailing of notice to Participating Broker-Dealer by the Dealer Manager stating the amount owed as a result of rescinded or rejected subscriptions. If Participating Broker-Dealer fails to pay any such amounts, the Dealer Manager shall have the right to offset such amounts owed against future compensation due and otherwise payable to Participating Broker-Dealer (it being understood and agreed that such right to offset shall not be in limitation of any other rights or remedies that the Dealer Manager may have in connection with such failure).

VII. Private Placement Memorandum and Authorized Sales Materials; Compliance with Laws

Participating Broker-Dealer is not authorized or permitted to give, and will not give, any information or make any representation (written or oral) concerning the Shares except as set forth in the Private Placement Memorandum and the Authorized Sales Materials. The Dealer Manager will supply Participating Broker-Dealer with reasonable quantities of the Private Placement Memorandum, as well as any Authorized Sales Materials for delivery to investors, and Participating Broker-Dealer will deliver a copy of the Private Placement Memorandum to each investor to whom an offer is made prior to or simultaneously with the first solicitation of an offer to sell the Shares to an investor. Participating Broker-Dealer agrees that it will not send or give any supplements to the Private Placement Memorandum, any amended Private Placement Memorandum or any Authorized Sales Materials to that investor unless it has previously sent or given a Private Placement Memorandum and all supplements thereto and any amended Private Placement Memorandum to that investor or has simultaneously sent or given a Private Placement Memorandum and all supplements thereto and any amended Private Placement Memorandum with such Private Placement Memorandum supplement, amended Private Placement Memorandum or Authorized Sales Materials. Participating Broker-Dealer agrees that it will not show or give to any investor or prospective investor or reproduce any material or writing that is supplied to it by the Dealer Manager and marked “internal use only,” “broker-dealer use only,” “advisor use only” or otherwise bearing a legend denoting that it is not to be used in connection with the offer or sale of Shares. Participating Broker-Dealer agrees that it will not use in connection with the offer or sale of Shares any materials or writings which have not been previously approved by the Trust in writing other than the Private Placement Memorandum and the Authorized Sales Materials. Participating Broker-Dealer agrees to comply with all the applicable requirements under the Securities Act, the Exchange Act, Regulation Best Interest, the FINRA Rules and any other foreign, state or local securities or other laws or rules of FINRA or any other applicable self-regulatory agency in offering and selling Shares.

On becoming a Participating Broker-Dealer, and in offering and selling Shares, Participating Broker-Dealer agrees to comply with all the applicable requirements imposed upon it under (a) the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated under both such acts, (b) FINRA, (c) all applicable state securities laws and regulations as from time to time in effect, (d) any other state, federal, foreign and other laws and regulations applicable to the Offering, the sale of Shares or the activities of Participating Broker-Dealer pursuant to this Agreement, including without limitation the privacy standards and requirements of state and federal laws, including the Gramm-Leach-Bliley Act of 1999 (the “GLB Act”), and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the SEC and FINRA, the Bank Secrecy Act, as amended (“BSA”), the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as amended, and all implementing rules and regulations

5

promulgated thereunder (the “USA PATRIOT Act”), and regulations administered by the Office of Foreign Asset Control at the Department of the Treasury, and (e) this Agreement and the Private Placement Memorandum as amended and supplemented. With respect to Participating Broker-Dealer’s use of electronic delivery of offering documents or subscription agreements and electronic signatures, Participating Broker-Dealer agrees to comply with the applicable requirements of the Electronic Signatures in Global and National Commerce Act and the Uniform Electronic Transactions Act referred to therein, each as may be amended from time to time. Notwithstanding the termination of this Agreement or the payment of any amount to Participating Broker-Dealer, Participating Broker-Dealer agrees to pay Participating Broker-Dealer’s proportionate share of any claim, demand or liability asserted against Participating Broker-Dealer and the other Participating Broker-Dealers on the basis that such Participating Broker-Dealers or any of them constitute an association, unincorporated business or other separate entity, including in each case such Participating Broker-Dealer’s proportionate share of any expenses incurred in defending against any such claim, demand or liability.

VIII. License and Association Membership

Participating Broker-Dealer’s acceptance of this Agreement constitutes a representation to the Trust and the Dealer Manager that Participating Broker-Dealer is a properly registered or licensed broker-dealer, duly authorized to sell Shares under federal and state securities laws and regulations in all states where it offers or sells Shares, and that it is a member in good standing of FINRA. Participating Broker-Dealer represents and warrants that it is its sole responsibility to ensure that its representatives are properly registered and licensed as required by any applicable law, rule or regulation. This Agreement shall automatically terminate if Participating Broker-Dealer ceases to be a member in good standing of FINRA or with the securities commission of the state in which Participating Broker-Dealer’s principal office is located. Participating Broker-Dealer agrees to notify the Dealer Manager immediately if Participating Broker-Dealer ceases to be a member in good standing of FINRA or with the securities commission of any state in which Participating Broker-Dealer is currently registered or licensed, or in the case of a foreign dealer, so to conform. Participating Broker-Dealer also hereby agrees to abide by the FINRA Rules.

IX. Limitation of Offer; Suitability

The Shares shall only be offered or sold in the United States, unless the Participating Broker-Dealer receives the prior written consent from the Dealer Manager to offer and sell Shares outside of the United States and any such offer and sale shall be subject to any additional terms and conditions provided to the Participating Broker-Dealer by the Dealer Manager. In connection with an Offering, Participating Broker-Dealer shall not approach or contact any prospective investor that is located outside of the United States without the prior written consent of the Dealer Manager. Shares are available for purchase by persons meeting the suitability standards described in the Private Placement Memorandum. Participating Broker-Dealer will offer Shares only to persons who meet the respective suitability standards, minimum investment requirements, and investor qualifications for the Shares as set forth in the Private Placement Memorandum and in accordance with the offering and conditions contained therein, or in any suitability letter or memorandum sent to it by the Trust or the Dealer Manager. Notwithstanding the qualification of the Shares for sale in any respective jurisdiction (or the exemption therefrom), and the Dealer Manager’s written consent for Participating Broker-Dealer to offer Shares in such jurisdiction. Participating Broker-Dealer represents, warrants and covenants that it will not offer Shares and will not permit any of its registered representatives to offer Shares in any jurisdiction unless both Participating Broker-Dealer and such registered representative are duly licensed to transact securities business in such jurisdiction. In offering Shares, Participating Broker-Dealer will comply with the provisions of FINRA Rules, as well as all other applicable rules and regulations relating to suitability of investors. Participating Broker-Dealer acknowledges and agrees that the marketing of Shares will rely on Rule 506(b) under Regulation D under the Securities Act as a safe harbor from registration under Securities Act. The Participating Broker-Dealer

6

represents, warrants and covenants that it will not offer or sell Shares by means of any form of “general solicitation” or “general advertising” (within the meaning of Rule 502(c) of Regulation D under the Securities Act), including but not limited to (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio and (B) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

Participating Broker-Dealer further represents, warrants and covenants that neither Participating Broker-Dealer, nor any person associated with Participating Broker-Dealer, shall offer or sell Shares in any jurisdiction except to investors who satisfy the investor suitability standards and minimum investment requirements under the most restrictive of the following: (a) applicable provisions described in the Private Placement Memorandum, including status as an “accredited investor”; (b) applicable laws of the jurisdiction of which such investor is a resident; or (c) applicable FINRA Rules. Participating Broker-Dealer further represents, warrants and covenants that Participating Broker-Dealer, or a person associated with Participating Broker-Dealer, will make every reasonable effort to determine the suitability and appropriateness of an investment in Shares of each proposed investor by reviewing documents and records disclosing the basis upon which the determination as to suitability was reached as to each purchaser of Shares pursuant to a subscription solicited by Participating Broker-Dealer, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained, or accounts hereafter established. Participating Broker-Dealer agrees to retain such documents and records in Participating Broker-Dealer’s records for a period of six (6) years from the date of the applicable sale of Shares, to otherwise comply with the record keeping requirements provided in Section XIII below and to make such documents and records available to (i) the Dealer Manager and the Trust upon request, and (ii) representatives of the SEC, FINRA and applicable state securities administrators upon Participating Broker-Dealer’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency. Participating Broker-Dealer further represents, warrants and covenants that it will notify Dealer Manager in writing if an investment in the Shares becomes no longer suitable or appropriate for a proposed investor prior to the acceptance of the order by the Trust. Participating Broker-Dealer shall not purchase any Shares for a discretionary account without obtaining the prior written approval of Participating Broker-Dealer’s customer and his or her signature on a Subscription Agreement.

X. Disclosure Review; Confidentiality of Information

Participating Broker-Dealer agrees that it shall have reasonable grounds to believe, based on the information made available to it through the Private Placement Memorandum or other materials, that all material facts are adequately and accurately disclosed in the Private Placement Memorandum and provide a basis for evaluating the Shares. In making this determination, Participating Broker-Dealer shall evaluate, at a minimum, items of compensation, physical properties, tax aspects, financial stability and experience of the sponsor, conflicts of interest and risk factors, and appraisals and other pertinent reports. If Participating Broker-Dealer relies upon the results of any inquiry conducted by another member or members of FINRA, Participating Broker-Dealer shall have reasonable grounds to believe that such inquiry was conducted with due care, that the member or members conducting or directing the inquiry consented to the disclosure of the results of the inquiry and that the person who participated in or conducted the inquiry is not the Dealer Manager or a sponsor or an affiliate of the sponsor of the Trust.

It is anticipated that (i) Participating Broker-Dealer and Participating Broker-Dealer’s officers, directors, managers, employees, owners, members, partners, home office diligence personnel or other agents of Participating Broker-Dealer that are conducting a due diligence inquiry on behalf of Participating Broker-Dealer and (ii) persons or committees, as the case may be, responsible for determining whether Participating Broker-Dealer will participate in the Offering ((i) and (ii) are collectively, the “Diligence Representatives”) either have previously or will in the future have access to certain Confidential Information (defined below) pertaining to the Trust, the Dealer Manager, the Adviser or their respective

7

affiliates. For purposes hereof, “Confidential Information” shall mean and include: (i) trade secrets concerning the business and affairs of the Trust, the Dealer Manager, the Adviser, or their respective affiliates; (ii) confidential data, know-how, current and planned research and development, current and planned methods and processes, marketing lists or strategies, slide presentations, business plans, however documented, belonging to the Trust, the Dealer Manager, the Adviser, or their respective affiliates; (iii) information concerning the business and affairs of the Trust, the Dealer Manager, the Adviser, or their respective affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, and market studies, however documented); (iv) any information marked or designated “Confidential—For Due Diligence Purposes Only” or any similar legends; and (v) any notes, analysis, compilations, studies, summaries and other material containing or based, in whole or in part, on any information included in the foregoing. Participating Broker-Dealer agrees to keep, and to cause its Diligence Representatives to keep, all such Confidential Information strictly confidential and to not use, distribute or copy the same except in connection with Participating Broker-Dealer’s due diligence inquiry. Participating Broker-Dealer agrees to not disclose, and to cause its Diligence Representatives not to disclose, such Confidential Information to the public, or to Participating Broker-Dealer’s sales staff, financial advisors, or any person involved in selling efforts related to the Offering or to any other third party and agrees not to use the Confidential Information in any manner in the offer and sale of the Shares. Participating Broker-Dealer further agrees to use all reasonable precautions necessary to preserve the confidentiality of such Confidential Information, including, but not limited to (a) limiting access to such information to persons who have a need to know such information only for the purpose of Participating Broker-Dealer’s due diligence inquiry and (b) informing each recipient of such Confidential Information of Participating Broker-Dealer’s confidentiality obligation. Participating Broker-Dealer acknowledges that Participating Broker-Dealer or its Diligence Representatives may previously have received Confidential Information in connection with preliminary due diligence on the Trust, and agrees that the foregoing restrictions shall apply to any such previously received Confidential Information. Participating Broker-Dealer acknowledges that Participating Broker-Dealer or its Diligence Representatives may in the future receive Confidential Information either in individual or collective meetings or telephone calls with the Trust, and agrees that the foregoing restrictions shall apply to any Confidential Information received in the future through any source or medium. Participating Broker-Dealer acknowledges the restrictions and limitations of Regulation F-D promulgated by the SEC and agrees that the foregoing restrictions are necessary and appropriate in order for the Trust to comply therewith. Notwithstanding the foregoing, Confidential Information may be disclosed (a) if approved in writing for disclosure by the Trust or the Dealer Manager, (b) pursuant to a subpoena or as required by law, or (c) as required by regulation, rule, order or request of any governing or self-regulatory organization (including the SEC or FINRA), provided that Participating Broker-Dealer shall notify the Dealer Manager in advance if practicable under the circumstances of any attempt to obtain Confidential Information pursuant to provisions (b) and (c).

XI. Participating Broker-Dealer’s Financial Crimes Representations

Neither Participating Broker-Dealer nor any of its subsidiaries, affiliates, directors, officers, employees, agents or representatives has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any person to improperly influence official action by that person for the benefit of Participating Broker-Dealer or its subsidiaries or affiliates, or to otherwise secure any improper advantage.

8

Participating Broker-Dealer and its subsidiaries have conducted and will conduct its business in compliance with Anti-Corruption Laws, Anti-Money Laundering Laws, Sanction, and applicable counter terrorism financing laws, rules and regulations, and no investigation, inquiry, action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Participating Broker-Dealer or any of its subsidiaries with respect to the Anti-Corruption Laws, the Anti-Money Laundering Laws, Sanctions, or applicable counter terrorism financing laws, rules and regulations is pending or, to the knowledge of Participating Broker-Dealer, threatened.

“Anti-Corruption Laws” means, collectively (a) the U.S. Foreign Corrupt Practices Act of 1977 (“FCPA”), (b) the UK Bribery Act 2010 and (c) any other applicable law, regulation, order, decree or directive having the force of law and relating to bribery or corruption. “Anti-Money Laundering Laws” means the applicable financial recordkeeping and reporting requirements of the Bank Secrecy Act of 1970, as amended, applicable provisions of the USA PATRIOT Act, the Money Laundering Control Act of 1986, the anti-money laundering statutes of all jurisdictions to the extent applicable to Participating Broker-Dealer or any of its subsidiaries, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency. “Sanctions” means any sanctions administered or enforced by the United States Government (including the U.S. Department of Treasury’s Office of Foreign Assets Control and the U.S. Department of State), the United Nations Security Council, the European Union, His Majesty’s Treasury, or any other relevant sanctions authority.

Participating Broker-Dealer and its subsidiaries have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with the Anti-Corruption Laws, the Anti-Money Laundering Laws, Sanctions and with the representations and warranties contained herein.

Participating Broker-Dealer represents and warrants on a continuing basis that it:

(i) will comply with all applicable tax laws in relation to tax evasion and tax fraud in the performance of this Agreement;

(ii) will comply with all applicable tax and reporting obligations in the performance of this Agreement;

(iii) will not through any act or omission, knowingly facilitate a third party in engaging in any form of tax evasion or tax fraud, or otherwise engage in any activity, practice or conduct that would constitute a tax evasion facilitation offence under anti-facilitation of tax evasion laws; and

(iv) has instituted and maintained, and will continue to maintain throughout the term of this Agreement, policies and procedures reasonably designed to prevent the facilitation of tax evasion by another person (including without limitation employees of the Participating Broker-Dealer) and to ensure compliance with the representations and warranties contained herein.

Neither Participating Broker-Dealer nor any of its subsidiaries, affiliates, shareholders, directors, officer, employees, or, to the Participating Broker-Dealer’s knowledge any of its agents or representatives, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are: (i) the subject or target of any Sanctions or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of comprehensive territorial Sanctions (including, without limitation, Crimea Region and the non-government controlled areas of the Zaporizhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea, the so-called Donetsk People’s Republic of Ukraine and the so-called Luhansk People’s Republic of Ukraine).

9

Participating Broker-Dealer will not, directly or indirectly, use the proceeds of this Agreement or lend, contribute or otherwise make available such proceeds to any Person, (i) to fund any activities or business of or with any Person or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions; (ii) to fund or facilitate any money laundering or terrorist financing activities; or (iii) in any other manner that would cause or result in a violation of any Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by any Person (including any party to this Agreement).

XII. Participating Broker-Dealer’s Diligence Obligations

Participating Broker-Dealer hereby represents that it has complied and will comply with Anti-Money Laundering Laws and Section 326 of the USA PATRIOT Act in connection with broker/dealers’ anti-money laundering obligations.

In connection with the Dealer Manager’s reliance on Participating Broker-Dealer to perform Customer Identification Program (“CIP”) and Customer Due Diligence (“CDD”) procedures on its behalf, Participating Broker-Dealer represents and warrants that (1) Participating Broker-Dealer maintains an anti-money laundering program (“AML Program”) reasonably designed to comply with the Anti-Money Laundering Laws, applicable laws and regulations, including federal and state securities laws, and applicable rules of FINRA; (2) Participating Broker-Dealer has implemented a CIP that enables Participating Broker-Dealer to form a reasonable belief that it knows the true identity of its customers, including procedures to obtain information from and verify the identity of customers, maintain records of the information used to verify identity, determine whether the customer appears on any government list of known or suspected terrorists or terrorist organizations, and provide customers with adequate notice that the institution is requesting information to verify their identities; (3) Participating Broker-Dealer has implemented CDD procedures that enable Participating Broker-Dealer to identify and verify the beneficial owner(s) and key controller of certain legal entity customers and receives a signed certification from the legal entity customer that confirms the accuracy of the beneficial owner(s) and key controller information provided; (4) Participating Broker-Dealer has implemented CDD procedures that enable Participating Broker-Dealer to identify higher risk customers and perform enhanced due diligence on such customers; and (5) Participating Broker-Dealer will provide, upon request by the Dealer Manager at any time, (i) a copy of its AML Program, (ii) a copy of the findings and any remedial actions taken in connection with Participating Broker-Dealer’s most recent independent testing of its AML Program, (iii) a certification confirming that it or its agent will perform all aspects of its CIP and CDD procedures in connection with the Participating Broker-Dealer’s purchase offer or sale of the Shares and (iv) copies of all relevant know your customer documentation including verification of identification, beneficial owners, source of wealth and source of funds when this information is received from its customers.

Participating Broker-Dealer represents and warrants that to the extent that any of its customers who maintain trust accounts is a current or former Politically Exposed Person (“PEP”), an immediate family member of a PEP, a person who is widely known (or is actually known by the Participating Broker-Dealer) to maintain a close personal relationship with any such individual, or a corporation, business or other entity that has been formed by or for the benefit of such individual, it has conducted appropriate due diligence of such customer.

Participating Broker-Dealer represents and warrants that to the extent its customers who maintain trust accounts are foreign banks, it has taken reasonable measures and has obtained certifications and will obtain re-certifications that indicate that the customers are not foreign shell banks, as defined in the BSA Regulations.

Participating Broker-Dealer hereby represents, warrants and covenants on a continuing basis that it also takes all reasonable and practicable steps to ensure that it does not accept or maintain investments in Shares, directly or indirectly, from any of the following (and that it maintains policies and procedures reasonably designed to ensure compliance with this clause):

10

(i) A Person who is or becomes, or is owned or controlled by a Person that is or becomes, the subject or target of any Sanctions; or

(ii) A Person located, organized or resident in resident in a country or territory that is, or whose government is, the subject of comprehensive territorial Sanctions; or

(iii) Anonymous customers or from customers using obviously fictitious names; or

(iv) A shell bank (i.e., a bank with no physical presence in any country).

Participating Broker-Dealer agrees to notify immediately, in writing, the Anti-Money Laundering Compliance Officer of the Dealer Manager if it becomes aware of any suspicious activity or pattern of activity or any activity that may require further review to determine whether it is suspicious in connection with the Trust. Participating Broker-Dealer agrees to notify the Dealer Manager immediately if Participating Broker-Dealer is subject to a FINRA disclosure event or fine from FINRA related to its AML Program.

XIII. Privacy

Participating Broker-Dealer agrees to abide by and comply in all respects with (a) the privacy standards and requirements of the GLB Act and applicable regulations promulgated thereunder, (b) the privacy standards and requirements of any other applicable federal or state law, including the Fair Credit Reporting Act (“FCRA”) and (c) its own internal privacy policies and procedures, each as may be amended from time to time.

The parties hereto acknowledge that from time to time, Participating Broker-Dealer may share with the Trust and the Trust may share with Participating Broker-Dealer nonpublic personal information (as defined under the GLB Act) of customers of Participating Broker-Dealer. This nonpublic personal information may include, but is not limited to a customer’s name, address, telephone number, social security number, account information and personal financial information. Participating Broker-Dealer shall only be granted access to such nonpublic personal information of each of its customers that pertains to the period or periods during which Participating Broker-Dealer served as the broker-dealer of record for such customer’s account. Participating Broker-Dealer, the Dealer Manager and the Trust shall not disclose nonpublic personal information of any customers who have opted out of such disclosures, except (a) to service providers (when necessary and as permitted under the GLB Act), (b) to carry out the purposes for which one party discloses such nonpublic personal information to another party under this Agreement (when necessary and as permitted under the GLB Act) or (c) as otherwise required by applicable law. Any nonpublic personal information that one party receives from another party shall be subject to the limitations on usage described in this Section XIII. Except as expressly permitted under the FCRA, Participating Broker-Dealer agrees that it shall not disclose any information that would be considered a “consumer report” under the FCRA.

Participating Broker-Dealer shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) to identify customers that have exercised their opt-out rights. In the event Participating Broker-Dealer, the Dealer Manager or the Trust expects to use or disclose nonpublic personal information of any customer for purposes other than as set forth in this Section XIII, it must first consult the List to determine whether the affected customer has exercised his or her opt-out rights. The use or disclosure of any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures, except as set forth in this Section XIII, shall be prohibited.

11

Participating Broker-Dealer shall implement commercially reasonable measures in compliance with industry best practices designed (a) to assure the security and confidentiality of nonpublic personal information of all customers; (b) to protect such information against any anticipated threats or hazards to the security or integrity of such information; (c) to protect against unauthorized access to, or use of, such information that could result in material harm to any customer; (d) to protect against unauthorized disclosure of such information to unaffiliated third parties; and (e) to otherwise ensure its compliance with all applicable privacy standards and requirements of federal or state law (including, but not limited to, the GLB Act), and any other applicable legal or regulatory requirements. Participating Broker-Dealer further agrees to cause all its agents, representatives, affiliates, subcontractors, or any other party to whom Participating Broker-Dealer provides access to or discloses nonpublic personal information of customers to implement appropriate measures designed to meet the objectives set forth in this Section XIII.

XIV. Participating Broker-Dealer’s Undertaking to Not Facilitate a Secondary Market in the Shares

Participating Broker-Dealer acknowledges that there is no public trading market for the Shares and that there are limits on the ownership, transferability and repurchase of the Shares, which significantly limit the liquidity of an investment in the Shares. Participating Broker-Dealer also acknowledges that the Trust’s share repurchase plan (the “Plan”) provides only a limited opportunity for investors to have their Shares purchased by the Trust and that the Trust’s board of trustees may, in its sole discretion, amend, suspend, or terminate the Plan at any time in accordance with the terms of the Plan. Participating Broker-Dealer hereby agrees that so long as the Trust has not listed the Shares on a national securities exchange, Participating Broker-Dealer will not engage in any action or transaction that would facilitate or otherwise create the appearance of a secondary market in the Shares without the prior written approval of the Dealer Manager.

XV. Arbitration

Any dispute, controversy or claim arising between the parties relating to this Agreement (whether such dispute arises under any federal, state or local statute or regulation, or at common law), shall be resolved by final and binding arbitration administered in accordance with the then-current commercial arbitration rules of FINRA in accordance with the terms of this Agreement (including the governing law provisions of this Agreement) and pursuant to the Federal Arbitration Act (9 U.S.C. §§ 1 – 16). The parties will request that the arbitrator or arbitration panel (“Arbitrator”) issue written findings of fact and conclusions of law. The Arbitrator shall not be empowered to make any award or render any judgment for punitive damages, and the Arbitrator shall be required to follow applicable law in construing this Agreement, making awards, and rendering judgments. The decision of the arbitration panel shall be final and binding, and judgment upon any arbitration award may be entered by any court having jurisdiction. All arbitration hearings will be held at the New York City FINRA District Office or at another mutually agreed upon site. The parties may agree on a single arbitrator, or, if the parties cannot so agree, each party will have the right to choose one arbitrator, and the selected arbitrators will choose a third arbitrator. Each arbitrator must have experience and education that qualify him or her to competently address the specific issues to be designated for arbitration. Notwithstanding the preceding, no party will be prevented from immediately seeking provisional remedies in courts of competent jurisdiction, including but not limited to, temporary restraining orders and preliminary injunctions, but such remedies will not be sought as a means to avoid or stay arbitration.

XVI. Termination

Participating Broker-Dealer will suspend or terminate its offer and sale of Shares upon the request of the Trust or the Dealer Manager at any time and will resume its offer and sale of Shares hereunder upon subsequent request of the Trust or the Dealer Manager. Any party may terminate this Agreement by written notice. Such termination shall be effective 48 hours after the mailing or other transmission of such notice by the methods provided in Section XVII below. This Agreement is the entire agreement of the parties and supersedes all prior agreements, if any, between the parties hereto.

12

This Agreement may be amended at any time by the Dealer Manager by written notice to Participating Broker-Dealer, and any such amendment shall be deemed accepted by Participating Broker-Dealer upon placement of an order for sale of Shares by such Participating Broker-Dealer’s customer after Participating Broker-Dealer has received such notice.

The respective agreements and obligations of the Dealer Manager and Participating Broker-Dealer set forth in Sections IV, VI, VII, and XIV through XVIII of this Agreement shall remain operative and in full force and effect regardless of the termination of this Agreement.

XVII. Use of Trust and Chauner Securities Names

Except as expressly provided herein, nothing herein shall be deemed to constitute a waiver by the Dealer Manager of any consent that would otherwise be required under this Agreement or applicable law prior to the use by Participating Broker-Dealer of the name or identifying marks of the Trust, the Dealer Manager, “Chauner Securities,” or “Core Spaces” (or any combination or derivation thereof). The Dealer Manager reserves the right to withdraw its consent to the use of the Trust’s name at any time and to request to review any materials generated by Participating Broker-Dealer that use the Trust’s or Chauner Securities’ name or mark. Any such consent is expressly subject to the continuation of this Agreement and shall terminate with the termination of this Agreement as provided herein.

XVIII. Notice

Notices and other writings contemplated by this Agreement shall be delivered via (i) hand, (ii) first class registered or certified mail, postage prepaid, return receipt requested, (iii) a nationally recognized overnight courier or (iv) electronic mail. All such notices shall be addressed, as follows:

If to the Dealer Manager:	Chauner Securities, Inc.
Attn: Chief Legal Officer

666 Dundee Road, Suite 903

Northbrook, IL 60062

and a copy to:

Core University Living Real Estate Income Trust

Attn: John Wieker

1400 N. Kingsbury St., 3rd Floor

Chicago, IL 60642

Email: johnw@corespaces.com

If to Participating Broker-Dealer:	To the address specified by Participating Broker-Dealer herein.

XIX. Attorney’s Fees and Applicable Law

In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney’s fees. This Agreement shall be construed under the laws of the State of New York and shall take effect when signed by Participating Broker-Dealer and countersigned by the Dealer Manager. Venue for any action (including arbitration) shall lie exclusively in Chicago, Illinois.

13

XX. No Partnership

Nothing in this Agreement shall be construed or interpreted to constitute Participating Broker-Dealer as an employee, agent or representative of, or in association with or in partnership with, the Dealer Manager, the Trust or the other Participating Broker-Dealers; instead, this Agreement shall only constitute Participating Broker-Dealer as a dealer authorized by the Dealer Manager to sell the Shares according to the terms set forth in the Private Placement Memorandum as amended and supplemented and in this Agreement.

XXI. ERISA Matters

The parties agree as follows:

(i) Participating Broker-Dealer is a broker-dealer registered under the Exchange Act.

(ii) To the extent Participating Broker-Dealer (or its registered representatives) uses or relies on any of the information, tools and materials that the Dealer Manager, the Trust, the Adviser, the sponsor of the Trust or each of their respective affiliates and related parties (collectively, the “Trust Parties”) provides directly to Participating Broker-Dealer (or its registered representatives), without direct charge, for use in connection with Participating Broker-Dealer’s “Retirement Customers” (which include a plan, plan fiduciary, plan participant or beneficiary, individual retirement account (“IRA”) or IRA owner subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”)), Participating Broker-Dealer will act as a “fiduciary” under ERISA or the Code (as applicable), and will be responsible for exercising independent judgment in evaluating the retirement account transaction.

(iii) Certain of the Trust Parties have financial interests associated with the purchase of Shares of the Trust, including the fees, expense reimbursements and other payments they anticipate receiving in connection with the purchase of Shares of the Trust, as described in the Private Placement Memorandum.

(iv) To the extent that Participating Broker-Dealer provides investment advice to its Retirement Customers, Participating Broker-Dealer will do so in a fiduciary capacity under ERISA or the Code, or both, and Participating Broker-Dealer is responsible for exercising independent judgment with respect to any investment advice it provides to its Retirement Customers.

(v) Participating Broker-Dealer is independent of Dealer Manager and Dealer Manager is not undertaking to provide impartial investment advice to Participating Broker-Dealer or its Retirement Customers.

XXII. Electronic Signatures and Electronic Delivery of Documents. Electronic Signatures.

(i) Electronic Signatures. If Participating Broker-Dealer has adopted or adopts a process by which persons may authorize certain account-related transactions and/or requests, in whole or in part, by “Electronic Signature” (as such term is defined by the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable rules, regulations and/or guidance relating to the use of electronic signatures issued by the SEC and FINRA including, as applicable, the Electronic Signature Law), to the extent the Trust allows the use of Electronic Signature, in whole or in

14

part, Participating Broker-Dealer represents that: (i) each Electronic Signature will be genuine; (ii) each Electronic Signature will represent the signature of the person required to sign the Subscription Agreement or other form to which such Electronic Signature is affixed; (iii) Participating Broker-Dealer will comply with all applicable the terms of the Electronic Signature Law; and (iv) Participating Broker-Dealer agrees to the Electronic Signature Use Indemnity Agreement attached hereto as Exhibit A.

(ii) Electronic Delivery. If Participating Broker-Dealer intends to use electronic delivery to distribute the Private Placement Memorandum or other documents related to the Trust to any person, Participating Broker-Dealer will comply with all applicable rules, regulations and/or guidance relating to the electronic delivery of documents issued by the SEC and FINRA and any other applicable laws or regulations related to the electronic delivery of offering documents including, as appropriate, Electronic Signature Law. Participating Broker-Dealer shall obtain and document its receipt of the informed consent to receive documents electronically of persons, which documentation shall be maintained by Participating Broker-Dealer and made available to the Trust and/or the Dealer Manager upon request.

15

THE DEALER MANAGER:

CHAUNER SECURITIES, INC.

By: ___________________________

Date: __________________________

We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the list below of jurisdictions in which we are registered or licensed as a broker or dealer and are fully authorized to sell securities is true and correct, and we agree to advise you of any change in such list during the term of this Agreement.

IDENTITY OF PARTICIPATING BROKER-DEALER:

Company Name:

Type of entity:

Organized in the State of:	(Corporation, Partnership or Proprietorship)

Licensed as broker-dealer in all States:	Yes	No

If no, list all States licensed as broker-dealer:

Tax ID#:

2.Person to receive notices delivered pursuant to the Agreement.

Name:

Company:

Address:

City, State and Zip:

Telephone:

Fax:

Email:

AGREED TO AND ACCEPTED BY PARTICIPATING BROKER-DEALER:

(Participating Broker-Dealer’s Firm Name)
By:

Signature
Name:

Title:

Date:

SCHEDULE I

ADDENDUM

TO

PARTICIPATING DEALER AGREEMENT WITH

CHAUNER SECURITIES, INC.

Name of Participating Broker-Dealer:__________________________________

The following (the “Addendum”) reflects the selling commissions and Shareholder Servicing Fees as agreed upon between Chauner Securities, Inc. (the “Dealer Manager”) and Participating Broker-Dealer, effective as of the effective date of the Participating Dealer Agreement (the “Agreement”) between the Dealer Manager and Participating Broker-Dealer in connection with the offering of Shares of Core University Living Real Estate Income Trust (the “Trust”).

Upfront Selling Commissions

Except as may be provided in the “Plan of Distribution” section of the Private Placement Memorandum, which may be amended or supplemented from time to time, as compensation for completed sales (as defined below) by Participating Broker-Dealer of Class D, Class F-D, Class F-S and Class S Shares that Participating Broker-Dealer is authorized to sell and for services rendered by Participating Broker-Dealer hereunder, the Dealer Manager shall reallow to Participating Broker-Dealer an upfront selling commission in an amount equal to the percentage set forth below of the transaction price per Share on such completed sales of Class D, Class F-D, Class F-S and Class S Shares, as applicable, by Participating Broker-Dealer. Participating Broker-Dealer shall not receive selling commissions for sales of any DRIP Shares, or for sales of any Class F-I or Class I Shares. For purposes of this Schedule I, a “completed sale” shall occur if and only if a transaction has closed with a subscriber for Shares pursuant to all applicable offering and subscription documents, payment for the Shares has been received by the Trust in full in the manner provided in Section II of the Agreement, the Trust has accepted the subscription agreement of such subscriber, and the Trust has thereafter distributed the selling commission to the Dealer Manager in connection with such transaction.

Participating Broker-Dealer may withhold the selling commissions to which it is entitled pursuant to the Agreement, this Schedule I and the Private Placement Memorandum from the purchase price for the Shares in the Offering and forward the balance to the Trust or its agent as set forth in the Subscription Agreement if it represents to the Dealer Manager that: (i) Participating Broker-Dealer is legally permitted to do so; and (ii) (A) Participating Broker-Dealer meets all applicable net capital requirements under the Financial Industry Regulatory Authority, Inc. (“FINRA”) rulebook (the “FINRA Rules”) or other applicable rules regarding such an arrangement; (B) Participating Broker-Dealer has forwarded the Subscription Agreement to the Trust or its agent within the time required under Section II of the Agreement, and received the Trust’s written acceptance of the subscription prior to forwarding the purchase price for the Shares, net of the selling commissions to which Participating Broker-Dealer is entitled, to the Trust or its agent; and (C) Participating Broker-Dealer has verified that there are sufficient funds in the investor’s account with Participating Broker-Dealer to cover the entire cost of the subscription. Participating Broker-Dealer shall wire such subscription funds to the Trust or its agent as set forth in the Subscription Agreement by the end of the second business day following receipt of the Trust’s written acceptance of the subscription.

Terms and Conditions of the Shareholder Servicing Fees

The payment of the Shareholder Servicing Fee to Participating Broker-Dealer is subject to terms and conditions set forth herein and the Private Placement Memorandum as may be amended or supplemented from time to time. If Participating Broker-Dealer elects to sell Class D, Class F-D, Class F-S or Class F Shares, eligibility to receive the Shareholder Servicing Fee with respect to the Class D, Class F-D, Class F-S or Class S Shares, as applicable, sold by Participating Broker-Dealer is conditioned upon Participating Broker-Dealer acting as broker-dealer of record with respect to such Shares and complying with the requirements set forth below, including providing shareholder and account maintenance services with respect to such Shares. For the avoidance of doubt, such services are non-distribution services, other than those primarily intended to result in the sale of Shares.

(i) the existence of an effective Participating Dealer Agreement or ongoing Servicing Agreement between the Dealer Manager and Participating Broker-Dealer, and

(ii) the provision of services with respect to the Class D, Class F-D, Class F-S or Class S Shares, as applicable, by Participating Broker-Dealer, which may include one or more, without limitation and as appropriate, of the following:

1. assistance with recordkeeping, including maintaining records for and on behalf of Participating Broker-Dealer’s customers reflecting transactions and balances of Shares owned,

2. transmitting shareholder communications to its customers from the Trust or the Dealer Manager, including the Private Placement Memorandum, annual and periodic reports, and proxy statements,

3. establishing an account and providing ongoing account maintenance,

4. assistance with and answering investor inquiries regarding the Trust, including distribution payments and reinvestment decisions,

5. helping investors understand their investments,

6. Share repurchase requests,

7. assistance with Share conversion processing, or

8. providing such other similar services as the shareholder may reasonably require in connection with its investment in the class of Shares.

Participating Broker-Dealer hereby represents by its acceptance of each payment of the Shareholder Servicing Fee that it complies with each of the above requirements and is providing the above-described services. Participating Broker-Dealer agrees to promptly notify Dealer Manager if it is no longer the broker-dealer of record with respect to some or all of the Class D, Class F-D, Class F-S or Class S Shares giving rise to such Shareholder Servicing Fees or if it no longer satisfies any or all of the conditions set forth above.

Subject to the conditions described herein, the Dealer Manager will reallow to Participating Broker-Dealer the Shareholder Servicing Fee in an amount described below, on Class D, Class F-D, Class F-S or Class S Shares, as applicable, sold by Participating Broker-Dealer. To the extent payable, the Shareholder Servicing Fee will accrue monthly based on the Trust’s then-current NAV of the Shares of such class and will be payable monthly in arrears as provided in the Private Placement Memorandum. All determinations regarding the total amount and rate of reallowance of the Shareholder Servicing Fee, Participating Broker-Dealer’s compliance with the listed conditions, and the portion retained by the Dealer Manager will be made by the Dealer Manager in its sole discretion.

Notwithstanding the foregoing, subject to the terms of the Private Placement Memorandum, at such time as Participating Broker-Dealer is no longer the broker-dealer of record with respect to such Class D, Class F-D, Class F-S or Class S Shares or that Participating Broker-Dealer no longer satisfies any or all of the conditions set forth above, then Participating Broker-Dealer’s entitlement to the Shareholder Servicing Fees related to such Class D, Class F-D, Class F-S and Class S Shares, as applicable, shall cease, and Participating Broker-Dealer shall not receive the Shareholder Servicing Fee for any month in which Participating Broker-Dealer is not eligible on the last day of such month. Broker-dealer transfers will be made effective as of the start of the first business day of a month.

Thereafter, such Shareholder Servicing Fees may be reallowed to the then-current broker-dealer of record of the Class D, Class F-D, Class F-S and Class S Shares, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Participating Dealer Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”) and such Participating Dealer Agreement or Servicing Agreement with the Servicing Dealer provides for such reallowance. In this regard, all determinations will be made by the Dealer Manager in good faith in its sole discretion. Participating Broker-Dealer is not entitled to any Shareholder Servicing Fee with respect to Class A, Class E, Class F-I or Class I Shares. The Dealer Manager may also reallow some or all of the Shareholder Servicing Fee to other broker-dealers who provide services with respect to the Shares (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.

As described in the Private Placement Memorandum, the Trust and the Dealer Manager shall cease paying the Shareholder Servicing Fee with respect to any Class D, Class F-D, Class F-S and Class S Shares held in a shareholder’s account at the end of the month in which the Dealer Manager, in conjunction with the transfer agent, determines that total selling commissions and Shareholder Servicing Fees paid with respect to such Shares would exceed any applicable limit set by a Participating Broker-Dealer set forth in any applicable agreement between the Dealer Manager and a Participating Broker-Dealer at the time such Shares were issued. At the end of such month, such Class D, Class F-D, Class F-S and Class S Shares (and any Shares issued under the DRIP with respect thereto) held in a shareholder’s account shall automatically convert without any action on the part of the holder thereof into a number of Class I or Class F-I Shares (including any fractional Shares) with an equivalent aggregate NAV as such Shares. In addition, the Trust and the Dealer Manager will cease paying the Shareholder Servicing Fee on Class D, Class F-D, Class F-S and Class S Shares in connection with such Offering upon the earlier to occur of the following: (i) a listing of Class I Shares or (ii) the merger or consolidation of the Trust with or into another entity or the sale or other disposition of all or substantially all of the Trust’s assets, in each case in a transaction in which the Trust’s shareholders receive cash or shares listed on a national stock exchange. For purposes of this Schedule I, the portion of the Shareholder Servicing Fee accruing with respect to Class D, Class F-D, Class F-S and Class S Shares of the Trust’s common shares issued by the Trust during the term of a particular Offering, and not issued pursuant to a prior Offering, shall be underwriting compensation with respect to such particular Offering and not with respect to any other Offering.

General

Selling commissions and Shareholder Servicing Fees due to Participating Broker-Dealer pursuant to this Agreement will be paid to Participating Broker-Dealer within 30 days after receipt by the Dealer Manager. Participating Broker-Dealer, in its sole discretion, may authorize Dealer Manager to deposit selling commissions and Shareholder Servicing Fees or other payments due to it pursuant to this Agreement directly to its bank account. If Participating Broker-Dealer so elects, Participating Broker-Dealer shall provide such deposit authorization and instructions in Schedule II to this Agreement.

The parties hereby agree that the foregoing selling commissions and reallowed Shareholder Servicing Fee are not in excess of the usual and customary distributors’ or sellers’ commission received in the sale of securities similar to the Shares, that Participating Broker-Dealer’s interest in the Offering is limited to such selling commissions and reallowed Shareholder Servicing Fee from the Dealer Manager and Participating Broker-Dealer’s indemnity referred to in Section 4 of the Dealer Manager Agreement, and that the Trust is not liable or responsible for the direct payment of such selling commissions and reallowed Shareholder Servicing Fee to Participating Broker-Dealer.

Except as otherwise described under “Upfront Selling Commissions” above, Participating Broker-Dealer waives any and all rights to receive compensation, including the Shareholder Servicing Fee, until it is paid to and received by the Dealer Manager. Participating Broker-Dealer acknowledges and agrees that if the Trust pays selling commissions or Shareholder Servicing Fees, as applicable, to the Dealer Manager, the Trust is relieved of any obligation for selling commissions or Shareholder Servicing Fees, as applicable, to Participating Broker-Dealer. The Trust may rely on and use the preceding acknowledgement as a defense against any claim by Participating Broker-Dealer for selling commissions or Shareholder Servicing Fees, as applicable, the Trust pays to Dealer Manager but that Dealer Manager fails to remit to Participating Broker-Dealer. Participating Broker-Dealer affirms that the Dealer Manager’s liability for selling commissions payable and the Shareholder Servicing Fee is limited solely to the proceeds of selling commissions and the Shareholder Servicing Fee, as applicable, receivable from the Trust and Participating Broker-Dealer hereby waives any and all rights to receive payment of selling commissions or any reallowance of the Shareholder Servicing Fee, as applicable, due until such time as the Dealer Manager is in receipt of the selling commission or Shareholder Servicing Fee, as applicable, from the Trust. Notwithstanding the above, Participating Broker-Dealer affirms that, to the extent Participating Broker-Dealer retains selling commissions as described above under “Upfront Selling Commissions,” neither the Trust nor the Dealer Manager shall have liability for selling commissions payable to Participating Broker-Dealer, and that Participating Broker-Dealer is solely responsible for retaining the selling commissions due to Participating Broker-Dealer from the subscription funds received by Participating Broker-Dealer from its customers for the purchase of Shares in accordance with the terms of this Agreement.

Notwithstanding anything herein to the contrary, Participating Broker-Dealer will not be entitled to receive any selling commissions or Shareholder Servicing Fee that would cause the aggregate amount of selling commissions, Shareholder Servicing Fees and other forms of underwriting compensation paid from any source in connection with the Offering to exceed any agreed upon amount.

Due Diligence

In addition, as set forth in the Private Placement Memorandum, the Dealer Manager or, in certain cases at the option of the Trust, the Trust, will pay or reimburse Participating Broker-Dealer for reasonable bona fide due diligence expenses incurred by Participating Broker-Dealer in connection with the Offering. Such due diligence expenses may include travel, lodging, meals and other reasonable out-of-pocket expenses incurred by Participating Broker-Dealer and its personnel when visiting the Trust’s offices or properties to verify information relating to the Trust or its properties. Participating Broker-Dealer shall provide a detailed and itemized invoice for any such due diligence expenses and shall obtain the prior written approval from the Dealer Manager for such expenses, and no such expenses shall be reimbursed absent a detailed and itemized invoice. Notwithstanding the foregoing, no such payment will be made if such payment would cause the aggregate of such reimbursements to Participating Broker-Dealer and other broker-dealers, together with all other organization and offering expenses, to exceed any agreed upon amount. All such reimbursements will be made in accordance with, and subject to the restrictions and limitations imposed under the Private Placement Memorandum, FINRA Rules and other applicable laws and regulations.

Founder Share Offering Amount

To continue selling Founder Shares to existing Founder Share holders following the Founder Share Offering Period, Participating Broker-Dealer must sell $ ________ in Founder Shares during the Founder Share Offering Period, or such other amount as determined by the Trust in its sole discretion.

Share Class Election

CHECK EACH APPLICABLE BOX BELOW FOR THE SHARE CLASSES PARTICIPATING BROKER-DEALER WILL SELL:2

☐ Class D Shares	☐Class F-D Shares	☐ Class F-I Shares	☐ Class F-S Shares

☐ Class I Shares	☐ Class S Shares

The following reflects the selling commission and the Shareholder Servicing Fee as agreed upon between the Dealer Manager and Participating Broker-Dealer for the applicable Share class.

Class D Shares

(Initials)	Selling commission of [ ]% of the transaction price per Class D Share (Up to 1.5%)	By initialing here, Participating Broker-Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class D Shares.

[2]

Class A Shares will not be sold by Participating Broker-Dealers and are available for purchase only to certain qualified investors who submit subscription agreements with a minimum investment amount of $15 million, unless waived by the Trust. Class E shares will not be sold by Participating Broker-Dealer and are available for purchase only by (1) the Trust’s officers and trustees, (2) affiliates or employees of Core Spaces, LLC and (3) Other Accounts (as defined in the Private Placement Memorandum).

(Initials)	Shareholder Servicing Fee of [ ]% (Annualized Rate) of aggregate NAV of outstanding Class D Shares (Up to 0.25%)	By initialing here, Participating Broker-Dealer agrees to the terms of eligibility for the Shareholder Servicing Fee set forth in this Schedule I. Should Participating Broker-Dealer choose to opt out of this provision, it will not be eligible to receive the Shareholder Servicing Fee and initialing is not necessary. Participating Broker-Dealer represents by its acceptance of each payment of the Shareholder Servicing Fee that it complies with each of the above requirements.

(Initials)	A cap on the total selling commissions fees and Shareholder Servicing Fees paid with respect to the Class D Shares held within a shareholder’s account of [ ]% of the gross proceeds from the sale of such shares (including the gross proceeds of any shares issued under the DRIP with respect thereto).	By initialing here, Participating Broker-Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the specified cap on the total selling commissions and Shareholder Servicing Fees paid with respect to the Class D Shares held in a shareholder’s account and sold pursuant to the Agreement and this Schedule I. Should Participating Broker-Dealer choose to opt out of this provision, there will be no cap and initialing is not necessary.

Class F-D Shares

(Initials)	Selling commission of [ ]% of the transaction price per Class F-D Share (Up to 1.5%)	By initialing here, Participating Broker-Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class F-D Shares.

(Initials)	Shareholder Servicing Fee of [ ]% (Annualized Rate) of aggregate NAV of outstanding Class F-D Shares (Up to 0.25%)	By initialing here, Participating Broker-Dealer agrees to the terms of eligibility for the Shareholder Servicing Fee set forth in this Schedule I. Should Participating Broker-Dealer choose to opt out of this provision, it will not be eligible to receive the Shareholder Servicing Fee and initialing is not necessary. Participating Broker-Dealer represents by its acceptance of each payment of the Shareholder Servicing Fee that it complies with each of the above requirements.

(Initials)	A cap on the total selling commissions fees and Shareholder Servicing Fees paid with respect to the Class F-D Shares held within a shareholder’s account of [ ]% of the gross proceeds from the sale of such shares (including the gross proceeds of any shares issued under the DRIP with respect thereto).	By initialing here, Participating Broker-Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the specified cap on the total selling commissions and Shareholder Servicing Fees paid with respect to the Class F-D Shares held in a shareholder’s account and sold pursuant to the Agreement and this Schedule I. Should Participating Broker-Dealer choose to opt out of this provision, there will be no cap and initialing is not necessary.

Class F-S Shares

(Initials)	Selling commission of [ ]% of the transaction price per Class F-S Share (Up to 3.5%)	By initialing here, Participating Broker-Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class F-S Shares.

(Initials)	Shareholder Servicing Fee of [ ]% (Annualized Rate) of aggregate NAV of outstanding Class F-S Shares (Up to 0.85%)	By initialing here, Participating Broker-Dealer agrees to the terms of eligibility for the Shareholder Servicing Fee set forth in this Schedule I. Should Participating Broker-Dealer choose to opt out of this provision, it will not be eligible to receive the Shareholder Servicing Fee and initialing is not necessary. Participating Broker-Dealer represents by its acceptance of each payment of the Shareholder Servicing Fee that it complies with each of the above requirements.

(Initials)	A cap on the total selling commissions fees and Shareholder Servicing Fees paid with respect to the Class F-S Shares held within a shareholder’s account of [ ]% of the gross proceeds from the sale of such Class F-S Shares (including the gross proceeds of any shares issued under the DRIP with respect thereto).	By initialing here, Participating Broker-Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the specified cap on the total selling commissions and Shareholder Servicing Fees paid with respect to the Class F-S Shares held in a shareholder’s account and sold pursuant to the Agreement and this Schedule I. Should Participating Broker-Dealer choose to opt out of this provision, there will be no cap and initialing is not necessary.

Class S Shares

(Initials)	Selling commission of [ ]% of the transaction price per Class S Share (Up to 3.5%).	By initialing here, Participating Broker-Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class S Shares.

(Initials)	Shareholder Servicing Fee of [ ]% (Annualized Rate) of aggregate NAV of outstanding Class S Shares (Up to 0.85%)	By initialing here, Participating Broker-Dealer agrees to the terms of eligibility for the Shareholder Servicing Fee set forth in this Schedule I. Should Participating Broker-Dealer choose to opt out of this provision, it will not be eligible to receive the Shareholder Servicing Fee and initialing is not necessary. Participating Broker-Dealer represents by its acceptance of each payment of the Shareholder Servicing Fee that it complies with each of the above requirements.

(Initials)	A cap on the total selling commissions fees and Shareholder Servicing Fees paid with respect to the Class S Shares held within a shareholder’s account of [ ]% of the gross proceeds from the sale of such Class Shares (including the gross proceeds of any shares issued under the DRIP with respect thereto).	By initialing here, Participating Broker-Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the specified cap on the total selling commissions and Shareholder Servicing Fees paid with respect to the Class S Shares held in a shareholder’s account and sold pursuant to the Agreement and this Schedule I. Should Participating Broker-Dealer choose to opt out of this provision, there will be no cap and initialing is not necessary.

WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first written above.

“DEALER MANAGER”

CHAUNER SECURITIES, INC.

By:
Name:
Title:

“DEALER”

(Print Name of Participating Broker-Dealer)

By:
Name:
Title:

SCHEDULE II

TO

PARTICIPATING DEALER AGREEMENT WITH

CHAUNER SECURITIES, INC.

NAME OF ISSUER: CORE UNIVERSITY LIVING REAL ESTATE INCOME TRUST

NAME OF DEALER:

SCHEDULE TO AGREEMENT DATED:

Participating Broker-Dealer hereby authorizes the Dealer Manager or its agent to deposit selling commissions, Shareholder Servicing Fees and other payments due to it pursuant to the Agreement to its bank account specified below. This authority will remain in force until Participating Broker-Dealer notifies the Dealer Manager in writing to cancel it. In the event that the Dealer Manager deposits funds erroneously into Participating Broker-Dealer’s account, the Dealer Manager is authorized to debit the account with no prior notice to Participating Broker-Dealer for an amount not to exceed the amount of the erroneous deposit.

Bank Name:

Bank Address:

Bank Routing Number:

Account Number:

“DEALER”

(Print Name of Participating Broker-Dealer)

By:

Name:

Title:

Date:

II-1

EXHIBIT A

TO FORM OF PARTICIPATING DEALER AGREEMENT

Electronic Signature Use Indemnity Agreement

Participating Broker-Dealer has adopted a process by which clients may authorize certain account-related transactions or requests, in whole or in part, evidenced by Electronic Signature (as such term is defined in Section XXII hereof). In consideration of the Trust allowing Participating Broker-Dealer and its clients to execute certain account-related transactions and/or requests, in whole or in part, by Electronic Signature, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Participating Broker-Dealer does hereby, for itself and its successors and permitted assigns, covenant and agree to indemnify and hold harmless the Trust, the Dealer Manager Parties, each of their affiliates and each of their and their affiliates’ officers, directors, trustees, agents and employees, in whatever capacity they may act, from and against any and all claims (whether groundless or otherwise), losses, liabilities, damages and expenses, including, but not limited to, costs, disbursements and reasonable counsel fees (whether incurred in connection with such claims, losses, liabilities, damages and expenses or in connection with the enforcement of any rights hereunder), arising out of or in connection with the Participating Broker-Dealer’s representations or covenants set forth in Section XXII hereof or the representations described below.

Participating Broker-Dealer represents that it will comply with all applicable terms of Electronic Signature Law as outlined in Section XXII hereof. Participating Broker-Dealer represents that the Trust may accept any Electronic Signature without any responsibility to verify or authenticate that it is the signature of Participating Broker-Dealer’s client given with such client’s prior authorization and consent. Participating Broker-Dealer represents that the Trust may act in accordance with the instructions authorized by Electronic Signature without any responsibility to verify that Participating Broker-Dealer’s client intended to give the Electronic Signature for the purpose of authorizing the instruction, transaction or request and that Participating Broker-Dealer’s client received all disclosures required by applicable Electronic Signature Law. Participating Broker-Dealer agrees to provide a copy of each Electronic Signature and further evidence supporting any Electronic Signature upon request by the Trust.

II-2